UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON ETF INVESTMENT TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 16, 2020

Dear Shareholder:

A special meeting of shareholders of your Fund is scheduled to be held at the offices of Legg Mason, Inc. (“Legg Mason”) at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 11:00 a.m. (Eastern time), to vote on the proposals listed in the enclosed Joint Proxy Statement. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

Legg Mason is the parent company of the investment manager and the subadvisers of the Funds named in the Joint Proxy Statement. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will, subject to approval by Legg Mason’s shareholders and satisfaction of other conditions, acquire Legg Mason. The sale will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. In order for each Fund’s operations to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve new agreements. Each Fund’s Board has approved the new agreements. It is important to note that your Fund’s management fee rate under its new agreement will remain the same, and the acquisition is not expected to result in any change in the portfolio managers of your Fund.

Your Fund’s Board recommends that you vote “FOR” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Joint Proxy Statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services and AST Fund Solutions, LLC at 866-963-5819.

Sincerely,

Jane E. Trust

President of the Funds

i

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the materials in this booklet.

Questions and Answers

Q.	Why did you send me this booklet?

A.

This booklet contains a notice of meetings of shareholders of investment funds (each, a “Fund” and together, the “Funds”) sponsored by Legg Mason, Inc. (“Legg Mason”). The booklet also contains a proxy statement describing the matters to be considered at the shareholder meetings and giving information about them. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, insurance company or other intermediary, shares of one or more Funds. As such a shareholder, you have the right to vote on the proposals concerning your investment in the Fund or Funds in which you own shares.

Q.	Who is asking for my vote?

A.

The Board of Trustees (“Board”) of each Fund is asking you to vote at the meeting on the proposals applicable to your Fund. Your Fund’s Board oversees the business and affairs of your Fund and is required by law to act in what the Board believes to be the best interests of your Fund.

Q.	How does my Fund’s Board recommend that I vote?

A.	After careful consideration, your Fund’s Board recommends that you vote FOR each proposal applicable to your Fund.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

•	Approve a new management agreement for your Fund with your Fund’s manager.

•	Approve a new subadvisory agreement with each of your Fund’s subadvisers.

Each new agreement will take effect when the manager or applicable subadviser becomes a subsidiary of Franklin Templeton.

Q.	Why am I being asked to vote on new management and new subadvisory agreements?

A.

Legg Mason is the parent company of the Funds’ investment managers and the Funds’ subadvisers. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Upon completion of the sale, the Funds’ investment managers and the subadvisers will become subsidiaries of Franklin Templeton. The sale will result in what is commonly called a “change of control” of Legg Mason and will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. The sale will not be completed unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale.

The sale will not result in any changes to the contractual management fee rates charged to the Funds, nor will the sale itself cause currently effective expense waiver and reimbursement arrangements applicable to the Funds to change. The sale also is not expected to result in any diminution in the investment management services provided to the Funds or any changes to the portfolio managers of any Fund.

Q.	How will the sale of Legg Mason potentially benefit me?

A.

The combination of Legg Mason and Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on Legg Mason and Franklin Templeton assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Q.	How do the new management and subadvisory agreements differ from my Fund’s current agreements?

A.	The new agreements will be identical to the current agreements, except for the dates of execution, effectiveness and termination.

Q.	Will my Fund’s contractual management fee rates go up?

A.	No. Your Fund’s contractual management fee rates will not change as a result of the new agreements.

Q.	Will the new management and subadvisory agreements result in any changes in the portfolio management, investment objective or investment strategy of my Fund?

A.	No. The new agreements are not expected to result in any changes to the portfolio managers of your Fund or to your Fund’s investment objective or investment strategy.

Q.	What happens if new management and new subadvisory agreements are not approved for my Fund?

A.

If shareholders of your Fund do not approve a new management agreement, or a new subadvisory agreement or agreements, for your Fund, and the sale of Legg Mason to Franklin Templeton occurs, your Fund’s current agreements will terminate, and the applicable manager or subadviser will not be able to provide services to the Fund under the new agreement or agreements that have not been approved. If this should happen, the Board of your Fund will implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future. The terms of the interim agreements are identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q.	Will there be any changes to my Fund’s custodian or other service providers as a result of the sale of Legg Mason?

A.	No. There are not expected to be any changes to your Fund’s custodian or other service providers as a result of the sale of Legg Mason.

Q.	Is my Fund paying for this proxy statement?

A.	No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by Legg Mason.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals for your Fund can be acted upon. Your Fund’s Board encourages you to participate in the governance of your Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By Internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	At the meeting: Vote your shares at the meeting scheduled to be held on July 14, 2020 at 11:00 a.m. (Eastern time). Please see the Question and Answer below regarding the location of the meeting.

Q.	When and where is the meeting scheduled to be held?

A.

We intend to hold your Fund’s meeting at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10019 on July 14, 2020 at 11:00 a.m. (Eastern time). However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend the meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Q.	Why might I receive more than one Proxy Card?

A.

If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have questions?

A.	If you have any questions about the proposals, or how to vote your shares, please call Computershare Fund Services and AST Fund Solutions, LLC at 866-963-5819.

It is important that you vote promptly. This will help avoid the need for further solicitation. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy promptly.

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 16, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled To Be Held July 14, 2020

A special meeting (the “Meeting”) of the shareholders of the Legg Mason-sponsored Funds (each, a “Fund”) identified below is scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on July 14, 2020, at 11:00 a.m. (Eastern time), to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC

PROPOSAL 2.	To approve a New Subadvisory Agreement with:

2-A    ClearBridge Investments, LLC

2-B    ClearBridge RARE Infrastructure (North America) Pty Limited

2-C    QS Investors, LLC

2-D     Western Asset Management Company, LLC

2-E     Western Asset Management Company Limited

2-F    Western Asset Management Company Ltd

2-G    Western Asset Management Company Pte. Ltd.

2-H      Royce & Associates, LP

(The specific proposal(s) on which your Fund is voting are identified in the Summary of Proposals in the accompanying Joint Proxy Statement.)

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Fund’s Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on April 1, 2020 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING SCHEDULED TO BE HELD ON JULY 14, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of proxy card are available at https://www.proxy-direct.com/lmf-31298.

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

If you own shares in more than one Fund as of the close of business on April 1, 2020, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive, or vote by telephone or Internet for each proxy card you receive.

By order of the Boards of Trustees,

Robert I. Frenkel

Secretary

April 16, 2020

v

Funds Holding Special Meetings of Shareholders Scheduled to Be Held on July 14, 2020

Note: Each Fund is organized as a series of a Maryland statutory trust (a “Trust”). The Trusts are registered investment companies.

LEGG MASON PARTNERS EQUITY TRUST
ClearBridge Aggressive Growth Fund	ClearBridge Small Cap Value Fund
ClearBridge All Cap Value Fund	ClearBridge Sustainability Leaders Fund
ClearBridge Appreciation Fund	ClearBridge Tactical Dividend Income Fund
ClearBridge Dividend Strategy Fund	QS Conservative Growth Fund
ClearBridge International Small Cap Fund	QS Defensive Growth Fund
ClearBridge International Value Fund	QS Global Dividend Fund
ClearBridge Large Cap Growth Fund	QS Global Equity Fund
ClearBridge Large Cap Value Fund	QS Growth Fund
ClearBridge Mid Cap Fund	QS Moderate Growth Fund
ClearBridge Mid Cap Growth Fund	QS S&P 500 Index Fund
ClearBridge Select Fund	QS U.S. Large Cap Equity Fund
ClearBridge Small Cap Growth Fund

LEGG MASON ETF INVESTMENT TRUST
ClearBridge All Cap Growth ETF	Legg Mason Low Volatility High Dividend ETF
ClearBridge Dividend Strategy ESG ETF	Legg Mason Small-Cap Quality Value ETF
ClearBridge Large Cap Growth ESG ETF	Western Asset Short Duration Income ETF
Legg Mason Global Infrastructure ETF	Western Asset Total Return ETF
Legg Mason International Low Volatility High Dividend ETF

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Aggressive Growth Portfolio	ClearBridge Variable Small Cap Growth Portfolio
ClearBridge Variable Appreciation Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
ClearBridge Variable Dividend Strategy Portfolio	QS Variable Conservative Growth
ClearBridge Variable Large Cap Growth Portfolio	QS Variable Growth
ClearBridge Variable Large Cap Value Portfolio	QS Variable Moderate Growth
ClearBridge Variable Mid Cap Portfolio

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

April 16, 2020

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a “Board” and each Board member, a “Trustee” or a “Board Member”) of each of the Funds listed in the accompanying Notice of Special Meetings of Shareholders (each, a “Fund”) of proxies to be voted at special meetings of shareholders of each such Fund scheduled to be held on July 14, 2020 at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018 (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments or postponements thereof. The Meetings, which are identified in the enclosed “Notice of Special Meeting of Shareholders,” will be held at 11:00 a.m. (Eastern time). The Meetings will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund in light of the similar matters being considered and voted on by the shareholders of each Fund. The Meetings are being held together for convenience, but each Meeting is a separate meeting. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards to shareholders on or about April 16, 2020.

Each Fund is organized as a series of a Maryland statutory trust (a “Trust”). The Trusts are registered investment companies. A list of each Trust, and the series of each Trust, is set forth in Appendix A.

Shareholders of record at the close of business on April 1, 2020 (the “Record Date”) are entitled to vote at the Meetings.

Shareholders of each Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund. Shareholders of each Fund will vote as a single class on the proposals on which they are entitled to vote. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meetings.

The number of shares of each Fund outstanding as of the close of business on April 1, 2020 and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on a proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund on the Record Date, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals applicable to EACH Fund you own. If you vote by telephone or over the Internet, you may be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meetings, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Satisfactory evidence of ownership of Fund shares will be required to vote at the Meetings. If you plan to attend the Meeting at the location specified in the notice, we request that you bring photographic identification and a copy of the proxy card included with this Joint Proxy Statement.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth in Appendix A of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by calling toll free at 1-877-721-1926. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

The following table summarizes each proposal to be presented at the Meetings, and shareholders of which Funds are being asked to vote on each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Summary of Proposals

	Proposal 1 – to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC	Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund		(a) ClearBridge Investments, LLC	(b) ClearBridge RARE Infrastructure (North America) Pty Limited	(c) QS Investors, LLC	(d) Western Asset Management Company, LLC	(e) Western Asset Management Company Limited	(f) Western Asset Management Company Ltd	(g) Western Asset Management Company Pte. Ltd.	(h) Royce & Associates, LP
LEGG MASON PARTNERS EQUITY TRUST
ClearBridge Aggressive Growth Fund	Ö	Ö			Ö
ClearBridge All Cap Value Fund	Ö	Ö			Ö
ClearBridge Appreciation Fund	Ö	Ö			Ö
ClearBridge Dividend Strategy Fund	Ö	Ö			Ö
ClearBridge International Small Cap Fund	Ö	Ö			Ö
ClearBridge International Value Fund	Ö	Ö			Ö
ClearBridge Large Cap Growth Fund	Ö	Ö			Ö
ClearBridge Large Cap Value Fund	Ö	Ö			Ö
ClearBridge Mid Cap Fund	Ö	Ö			Ö
ClearBridge Mid Cap Growth Fund	Ö	Ö			Ö
ClearBridge Select Fund	Ö	Ö			Ö
ClearBridge Small Cap Growth Fund	Ö	Ö			Ö
ClearBridge Small Cap Value Fund	Ö	Ö			Ö
ClearBridge Sustainability Leaders Fund	Ö	Ö			Ö
ClearBridge Tactical Dividend Income Fund	Ö	Ö			Ö
QS Conservative Growth Fund	Ö			Ö	Ö
QS Defensive Growth Fund	Ö			Ö	Ö
QS Global Dividend Fund	Ö			Ö	Ö
QS Global Equity Fund	Ö			Ö	Ö
QS Growth Fund	Ö			Ö	Ö
QS Moderate Growth Fund	Ö			Ö	Ö
QS S&P 500 Index Fund	Ö			Ö	Ö
QS U.S. Large Cap Equity Fund	Ö			Ö	Ö

LEGG MASON ETF INVESTMENT TRUST
ClearBridge All Cap Growth ETF	Ö	Ö			Ö
ClearBridge Dividend Strategy ESG ETF	Ö	Ö			Ö
ClearBridge Large Cap Growth ESG ETF	Ö	Ö			Ö
Legg Mason Global Infrastructure ETF	Ö		Ö		Ö
Legg Mason International Low Volatility High Dividend ETF	Ö			Ö	Ö
Legg Mason Low Volatility High Dividend ETF	Ö			Ö	Ö
Legg Mason Small-Cap Quality Value ETF	Ö				Ö				Ö

	Proposal 1 – to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC	Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund		(a) ClearBridge Investments, LLC	(b) ClearBridge RARE Infrastructure (North America) Pty Limited	(c) QS Investors, LLC	(d) Western Asset Management Company, LLC	(e) Western Asset Management Company Limited	(f) Western Asset Management Company Ltd	(g) Western Asset Management Company Pte. Ltd.	(h) Royce & Associates, LP
Western Asset Short Duration Income ETF	Ö				Ö	Ö	Ö	Ö
Western Asset Total Return ETF	Ö				Ö	Ö	Ö	Ö

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Aggressive Growth Portfolio	Ö	Ö			Ö
ClearBridge Variable Appreciation Portfolio	Ö	Ö			Ö
ClearBridge Variable Dividend Strategy Portfolio	Ö	Ö			Ö
ClearBridge Variable Large Cap Growth Portfolio	Ö	Ö			Ö
ClearBridge Variable Large Cap Value Portfolio	Ö	Ö			Ö
ClearBridge Variable Mid Cap Portfolio	Ö	Ö			Ö
ClearBridge Variable Small Cap Growth Portfolio	Ö	Ö			Ö
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Ö			Ö	Ö
QS Variable Conservative Growth	Ö			Ö	Ö
QS Variable Growth	Ö			Ö	Ö
QS Variable Moderate Growth	Ö			Ö	Ö

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Meeting. For each Fund that is a series of Legg Mason Partners Equity Trust or Legg Mason Partners Variable Equity Trust, a quorum consists of 30% of the voting power of the shares of that Fund on the Record Date, based on each dollar of net asset value of the Fund represented by such shares. For each Fund that is a series of Legg Mason ETF Investment Trust, a quorum consists of 33 1/3% of the voting power of the shares of that Fund on the Record Date, based on each dollar of net asset value of the Fund represented by such shares.

For each Fund, a quorum of the shareholders for the particular Fund is required in order to take any action for that Fund with respect to Proposal 1 and Proposal 2, whether or not there is a quorum of the shareholders for the Trust as a whole.

Votes cast at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1 and Proposal 2.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

Shares of certain Funds are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). The rights accompanying shares of certain of the Variable Annuity Funds are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. Because of this practice, a small number of holders of variable annuity contracts or variable life insurance policies could determine how a participating insurance company votes with respect to a Variable Annuity Fund, if other holders of variable annuity contracts and variable life insurance policies fail to vote. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose these proposals. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Certain Funds are Funds of Funds that invest in shares of other Legg Mason-sponsored Funds (“Underlying Funds”). For both Proposals, each Fund of Funds intends to vote its shares in an Underlying Fund in the same proportion as the votes received from other shareholders of the Underlying Fund.

Legg Mason and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of Proposals 1 and 2. Unless otherwise provided in client guidelines, Legg Mason and its affiliates generally intend to vote Fund shares owned in a client account over which Legg Mason or an affiliate has discretionary authority in favor of Proposals 1 and 2. If Legg Mason’s ownership, or the ownership of a client account over which Legg Mason has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, Legg Mason’s vote will ensure that the Proposals for the Fund will be approved. Please see Appendix H for information regarding persons, including Legg Mason and its affiliates, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of each Fund.

Each of Proposal 1 and Proposal 2:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 and Proposal 2. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Please note that broker non-votes are not expected with respect to the matters to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Please note that even if shareholders of your Fund approve Proposal 1 and/or Proposal 2, it is possible that new management and subadvisory agreements for your Fund will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates, which would include advisory clients that are not Funds, representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. If this does not take place, new management and subadvisory agreements will not take effect. On the other hand, the sale may take place even if shareholders of your Fund do not approve Proposal 1 and/or Proposal 2. If this should happen, the Board of your Fund will implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future.

Adjournments and Postponements

The Meeting with respect to one or more Funds may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the Meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned with respect to any other proposal. The Meeting for any Fund may be postponed prior to the Meeting. If we decide to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website (http://www.leggmason.com/virtualproxyfundsmeeting). An announcement will also be filed with the Securities and Exchange Commission via its EDGAR system. In the event of any inconsistency between this proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

PROPOSAL 1 — TO APPROVE A NEW MANAGEMENT AGREEMENT WITH YOUR FUND’S MANAGER

At the Meeting, you will be asked to approve a new management agreement between your Fund and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), each Fund’s investment adviser (a “New Management Agreement”). Shareholders of each Fund vote on Proposal 1.

Introduction

LMPFA is a wholly-owned subsidiary of Legg Mason. LMPFA is referred to herein as the “Manager.”

You are being asked to approve a New Management Agreement for your Fund because your Fund’s current management agreement will terminate upon the sale of Legg Mason to Franklin Templeton. The sale, which will result in a “change of control” of Legg Mason, is described in more detail below.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of the Manager that will result in the automatic termination of the current management agreement between each Fund and the Manager (a “Current Management Agreement”).

If shareholders of your Fund approve the New Management Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, the Manager will continue to serve as investment adviser of your Fund pursuant to the terms of the Current Management Agreement.

There will be no increase in management fee rates as a result of the New Management Agreement for your Fund. The Transaction is not expected to result in any diminution in the nature, extent, or quality of the services provided by the Manager to your Fund.

The date of the Current Management Agreement for your Fund, the date on which the Current Management Agreement was last approved by your Fund’s shareholders and the contractual investment management fees payable to the Manager as investment adviser to your Fund are set forth in Appendix C of this Joint Proxy Statement. Aggregate management fees paid to the Manager by your Fund during the last fiscal year are set forth in Appendix E of this Joint Proxy Statement. The date the Board last approved the continuation of the Current Management Agreement is set forth in Appendix C of this Joint Proxy Statement.

Description of the Transaction

Legg Mason is the parent company of your Fund’s Manager and subadvisers. In February, 2020, Legg Mason entered into a definitive agreement (the “Transaction Agreement”) with Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Under the terms of the Transaction Agreement, Franklin Templeton will pay, in cash at closing, $50.00 per share of Legg Mason common stock and will assume approximately $2 billion of Legg Mason’s outstanding debt (the “Transaction”). The total value of the Transaction is approximately $6.5 billion. Upon completion of the Transaction, your Fund’s Manager and the subadvisers will become wholly owned subsidiaries1 of Franklin Templeton.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the Transaction by Legg Mason shareholders; (ii) receipt of applicable regulatory approvals; and (iii) consent by advisory clients of Legg Mason investment affiliates representing a specified percentage of the revenue attributable to the assets under management for those clients to continue their advisory relationships with the Legg Mason investment affiliates following the consummation of the Transaction. This includes approval by shareholders of Funds having sufficient assets of new management and subadvisory agreements to replace those that will terminate automatically upon consummation of the Transaction, as described below. Subject to satisfaction or waiver of the terms and conditions, the Transaction is expected to close in the third quarter of 2020.

Legg Mason investment affiliates serve as subadvisers to the Funds. As part of the Transaction, Franklin Templeton will maintain the investment autonomy of the Legg Mason investment affiliates that manage the investments of your Funds, including ClearBridge, ClearBridge RARE, QS Investors, Royce Investment Partners and Western Asset.

Upon consummation of the Transaction, Franklin Templeton will be one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on its and Legg Mason’s assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. The investment platform of the combined organization will be balanced between retail and institutional client assets under management. The combined organization will have greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Information Concerning the Parties to the Transaction

Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason’s investment affiliates, which include Brandywine Global, Clarion Partners, ClearBridge, ClearBridge RARE, Martin Currie, QS Investors, Royce Investment Partners and Western Asset, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe. Legg Mason’s assets under management were approximately $806 billion as of January 31, 2020.

Franklin Templeton. Franklin Resources, Inc. (“FRI”), whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries.

1 Except for Royce & Associates, LP, which is currently a majority-owned subsidiary of Legg Mason and will become a majority-owned subsidiary of Franklin Templeton upon completion of the Transaction.

The common stock of FRI is traded on the New York Stock Exchange under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

Impact on the Investment Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by the Manager to your Fund and its shareholders. The Transaction also is not expected to result in any diminution in the nature, extent or quality of the services provided by the subadviser or subadvisers to your Fund and its shareholders.

In particular, the Transaction is not expected to result in any material changes in the manner in which the Manager or the subadvisers provide investment management services to your Fund. The Transaction also is not expected to result in changes in the personnel providing portfolio management services to your Fund. Following the consummation of the Transaction, the Manager and the subadvisers will be able to draw upon the resources of the combined Franklin Templeton, which will be one of the world’s largest independent asset managers with a broad distribution footprint.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement for your Fund are identical to the terms of your Fund’s Current Management Agreement, except for the dates of execution, effectiveness and termination. The contractual management fee rates to be paid by your Fund are identical under the applicable Current Management Agreement and the New Management Agreement.

Set forth below is a general description of the New Management Agreement and a comparison of its terms to those of the Current Management Agreement. Shareholders should refer to Appendix I-1 for a more detailed comparison of the terms of the New Management Agreement and their Fund’s Current Management Agreement, and Appendix I-2 for a copy of the form of New Management Agreement.

Fees. As noted above, the contractual management fee rates to be paid by your Fund and the method of calculation are identical under the applicable Current Management Agreement and the New Management Agreement. The management fee schedule payable by your Fund under both the Current Management Agreement and the New Management Agreement is set forth in Appendix C.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Manager regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, other applicable federal and state law and any specific policies adopted by the Fund’s Board and disclosed to the Manager.

As noted above, under each of the Current Management Agreement and the New Management Agreement, the Fund’s Manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions, brokers or dealers may be selected by the Manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Management Agreement and the New Management Agreement provides that the Manager will perform other functions of investment management and supervision, in each case subject to the discretion of the Board. For certain Funds, each of the Current Management Agreement and the New Management Agreement also specifies that the Manager will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Fund’s Board may provide.

Fund Administration Services. Each of the Current Management Agreement and the New Management Agreement provides that the Manager will also perform administrative, management or other services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Fund’s Board. Such administrative services include (i) supervising the overall administration of the Fund, including maintaining the Fund’s books and records, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Under each of the Current Management Agreement and the New Management Agreement, the Manager is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Manager. In addition, each of the Current Management Agreement and the New Management Agreement requires the Manager to furnish the Fund, at its own expense, with office facilities and all personnel reasonably necessary for the operation of the Fund.

Payment of Expenses. Each of the Current Management Agreement and the New Management (except for the agreements for the series of Legg Mason ETF Investment Trust) Agreement states that, except as specifically indicated therein, the Manager is not responsible for any of the Fund’s ordinary or extraordinary expenses. The Manager is required to bear all expenses, and furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services thereunder. Each of the Current Management Agreement and the New Management Agreement for the series of Legg Mason ETF Investment Trust provides that the Manager shall furnish all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services, under a unitary fee structure.

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the Manager or the Fund to enter into contracts with investment subadvisers or subadministrators. These agreements permit subadvisers or subadministrators to be affiliates of the Manager. If the Manager contracts with a subadviser or subadministrator, as permitted under each of the Current Management Agreement and the New Management Agreement, the Manager would pay the subadvisory or subadministration fees, unless the Fund’s Board agrees otherwise.

Potential Conflicts of Interest. Each Fund and its Manager have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Certain of the Current Management Agreements and the New Management Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Manager. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Fund’s Board from time to time. Each of the Current Management Agreement and the New Management Agreement specifically provides that the Manager may engage in any other business or render services of any kind.

Limitation on Liability. Under each of the Current Management Agreement and the New Management Agreement, the Manager is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. A Manager is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Current Management Agreements and New Management Agreements for certain Funds also clarify that the Manager assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Manager is not liable for any error of judgment or mistake of law, and that the Manager is not responsible for any action of the applicable Board in following or declining to follow the Manager’s advice or recommendations.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction, the Fund’s New Management Agreement will go into effect upon the consummation of the Transaction for a two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board Members who are not interested persons of a party to the New Management Agreement, as required by the 1940 Act. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Manager, upon written notice as provided in the Agreement. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Management Agreements and New Management Agreements for certain Funds also limit the ongoing use of the name of the Manager following termination.

Additional Provisions. The Current Management Agreement for certain more recently established Funds identified in Appendix I-1 and Appendix I-2 includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Management Agreement for these Funds. The provisions described below apply only to the New Management Agreements for these Funds, and do not vary from the existing provisions for these Funds. These provisions are not included in the Current Management Agreement or New Management Agreement for any other Funds.

The New Management Agreement, like the Current Management Agreement, for these more recently established Funds provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Management Agreement for these Funds, like the Current Management Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Management Agreement for these Funds, like the Current Management Agreement, provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. The New Management Agreement for these Funds, like the Current Management Agreement, also provides that the Manager is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Manager’s control.

Possible Interim Management Agreement

If the shareholders of your Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between your Fund’s Manager and your Fund (the “Interim Management Agreement”) will take effect upon the closing of the Transaction. The Board has approved the Interim Management Agreement to allow the Fund’s Manager to continue providing services to the Fund while shareholder approval of the New Management Agreement continues to be sought. The terms of the Interim Management Agreement are identical to those of the Current Management Agreement, except for the term and escrow provisions described below. The Interim Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Management Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate the Interim Management Agreement on 10 calendar days’ written notice to the Manager without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Manager under the Interim Management Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Manager. If shareholders of your Fund do not approve the New Management Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Manager will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board of your Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board, subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

On March 9, 2020, during a telephonic meeting of each Fund’s Board, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board members were advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Current Management Agreements and Current Subadvisory Agreements.

At concurrent meetings held on April 7, 2020, the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Funds or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement between each Fund and its Manager and each New Subadvisory Agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund.2 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these concurrent meetings, which included meetings of the full Board and separate meetings of the Independent Board Members, the Boards considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Boards in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

2 This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order was determined to be necessary and appropriate due to circumstances related to the potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Before or during the April 7, 2020 concurrent meetings, the Boards sought certain information as they deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The Boards’ requests for information sought information relevant to the Boards’ consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Boards reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Boards.

At each Board’s April 7, 2020 meeting, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel and senior representatives of Franklin Templeton, during which such representatives responded to further questions from the Independent Board Members regarding, among other things, the Transaction and Franklin Templeton’s business plan. Thereafter, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Each Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Boards in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 5 and 6, 2019 (the “November Meeting”) and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i) the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton informed the Boards that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii) that Franklin Templeton and Legg Mason informed the Boards that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that Franklin Templeton and Legg Mason informed the Boards regarding initial transition plans and that they are instituting long-term retention arrangements for key personnel;

(v) that Franklin Templeton informed the Boards that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution;

(vi) that there are not expected to be any changes to each Fund’s custodian or other service providers as a result of the Transaction;

(vii) that Franklin Templeton informed the Boards that it has no present intention to alter currently effective expense waivers and reimbursement arrangements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(viii) that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(x) that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Funds to grow assets and lower expenses by spreading expenses over a larger asset base;

(xi) that Franklin Templeton and Legg Mason will each derive direct and ancillary benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii) the fact that each Fund’s contractual management and, where applicable, subadministrative fee rates will remain the same and will not increase by virtue of the New Agreements;

(xiii) the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xiv) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Boards approve the New Agreements;

(xv) that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Boards in the exercise of their business judgment during those years. At the November Meeting, the Boards conducted a full review of the investment advisory and distribution arrangements for each Fund, other than newer Funds, and approved the Current Agreements in accordance with the provisions of the 1940 Act. Without any one factor being dispositive, in approving the Current Agreements, the Boards determined, in the exercise of the Board Members’ business judgment, that: (i) overall, the Board was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and Subadvisers and their affiliates; (ii) the overall performance of the Funds was satisfactory and that management, in response to Funds underperforming their benchmark and peers, was committed to providing the resources necessary to assist the Funds’ portfolio managers; (iii) the Funds’ management fees and cost structure are reasonable in light of the comparative performance and expense information and in relation to the services provided; (iv) in light of the costs of providing investment management and other services to the Funds and the Manager’s and Subadvisers’ ongoing commitment to the Funds and the fee waivers in effect for certain Funds, the profits that Legg Mason and its affiliates received were considered to be not excessive; (v) many Funds had asset level break points in the management fee structure and that shareholders of these Funds would benefit to the extent the Fund’s assets increased, that for those Funds without breakpoints, to the extent such Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale or efficiencies as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets, and that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources; and (vi) the ancillary benefits that the Manager and Subadvisers and their affiliates received were considered reasonable. The date of each Board’s most recent full annual review of the Current Agreements is noted in Appendix C (Current Management Agreements) and Appendix D (Current Subadvisory Agreements);

(xvi) that the Current Agreements were considered and approved as recently as the November Meeting, except in the case of a newer Fund currently in the initial term of its agreement;

(xvii) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xviii) that under the Transaction Agreement Franklin Templeton has acknowledged that Legg Mason had entered into the Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular factor that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated such information they deemed reasonably necessary to evaluate the terms of the Agreements on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and made their determinations separately in respect of each Fund.

The information provided and presentations made to each Board encompassed each Fund and all other Funds for which the Board has responsibility. This information was initially reviewed by a special committee of the Independent Board Members and then by the full Board. The discussion below for each Fund covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund discussed the Transaction and the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, extent and quality of the services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Boards that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of the Funds, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the

Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the combined financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund, and Franklin Templeton’s representations that the brokerage practices and standards applied by the Manager and Subadvisers in seeking best execution will continue.

The Board received performance information for each Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that, while the Board has found the Broadridge data generally useful the Board Members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers, including at the November Meeting. In addition, the Board considered the Fund’s performance in light of overall financial market conditions. Where the Fund’s performance was below the median during one or more specified periods, the Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods. For new Funds, the Board considered that the Fund had recently commenced operations and thus had a relatively limited performance history.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient and supported a decision to approve each New Agreement.

Management fees and expense ratios

The Board considered that it had reviewed each Fund’s management fee and total expense ratio at the November Meeting. The Board considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fee rates paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided and expected to be provided by the Manager and the Subadviser(s). The Board also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases, another Subadviser, and not the Fund. In addition, the Board received and considered information provided by Broadridge comparing the contractual management fee rate and the actual management fee rate paid for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board has found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also considered the management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

For QS Conservative Growth Fund, QS Defensive Growth Fund, QS Growth Fund, QS Moderate Growth Fund, QS Variable Conservative Growth, QS Variable Growth and QS Variable Moderate Growth, the Board considered that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Subadvisers. With respect to QS Dynamic Multi-Strategy Portfolio, which invests in other mutual funds pursuant to an SEC exemptive order, the Board considered, as it did for the November Meeting, whether the fee under the Fund’s Management Agreement is based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the underlying funds in which the Fund invests. In addition, with respect to CB Large Cap Value Fund, the Board noted the “fulcrum” performance fee payable by the Fund which is based in part on the performance of the Fund relative to the S&P 500 Index, and the effect on the advisory fee paid by the Fund.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by each Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, as well as contractual expense limitations. For those Funds without breakpoints, the Board noted that to the extent such Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale or efficiencies as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources (e.g., enhanced cyber security oversight, enhanced risk management oversight, etc.).

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Other benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser(s) to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates receive were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members of each Fund, including the Independent Board Members, concluded that the New Agreements for your Fund, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements and to recommend that shareholders approve the New Agreements.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” of the investment adviser (or predecessor investment adviser, if applicable) within the meaning of the

1940 Act. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Boards have not been advised by Legg Mason or Franklin Templeton of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund. Moreover, Franklin Templeton has advised the Boards that Franklin Templeton will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Information about the Manager, the Subadvisers and Affiliated Service Providers

Manager and Subadvisers

LMPFA is a registered investment adviser and is a wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides investment management and/or administrative and certain oversight services to the Funds. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. LMPFA serves as the administrator or subadministrator for those Funds for which it is not the Manager and will continue to provide such services following the consummation of the Transaction.

ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2019, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $154.6 billion, including $25.0 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $456.3 billion.

Information about the Manager, the Subadvisers and Affiliated Service Providers

Manager and Subadvisers

LMPFA is a registered investment adviser and is a wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides investment management and/or administrative and certain oversight services to the Funds. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. LMPFA serves as the administrator or subadministrator for those Funds for which it is not the Manager and will continue to provide such services following the consummation of the Transaction.

ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2019, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $154.6 billion, including $25.0 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $456.3 billion.

ClearBridge RARE Infrastructure (North America) Pty Limited (formerly known as RARE Infrastructure (North America) Pty Ltd.) (“RARE”) has offices at Level 13, 35 Clarence Street, Sydney, NSW 2000 Australia. RARE and its affiliates manage assets for clients around the globe including government, corporate and industry pension funds, sovereign wealth funds, as well as retail funds in Australia and Canada. RARE is a wholly-owned subsidiary of RARE Infrastructure Limited (“RIL”), an Australian based investment manager. As of December 31, 2019, the total assets under management of RARE, RIL, and their supervised affiliates were approximately $4.9 billion.

QS Investors, LLC (“QS Investors”) has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of December 31, 2019, QS Investors had assets under management of approximately $18.7 billion.

Royce & Associates, LP (“Royce”) has offices at 745 Fifth Avenue, New York, NY 10151. Royce is a registered investment adviser. Royce is responsible for the management of their assets. Royce has been investing in smaller-company securities with a value approach for more than 40 years. As of December 31, 2019, Royce had assets under management of approximately $13.7 billion.

Affiliated Service Providers

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, MD 21202, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the principal underwriter for each Fund. LMIS will continue to act as the Funds’ principal underwriter following the consummation of the Transaction. LMIS also serves as a service agent of the Funds and is expected to continue to provide such services following the consummation of the Transaction.

Additional Information about the Manager, the Subadvisers and Affiliated Service Providers

The tables set forth in Appendix E show amounts paid to affiliates of the Manager and the Subadvisers during the Funds’ most recently completed fiscal year. There were no other material payments by the Funds to Legg Mason, the Manager, the Subadvisers or any of their affiliates during that period. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

The names and principal occupations of the directors and principal executive officers (or persons performing similar functions) of the Manager and the Subadvisers are as set forth in Appendix F-1. The principal address of each individual as it relates to his or her duties at the applicable Manager/Subadviser is the same as that of the Manager/Subadviser.

Each officer of the Funds, as well as Jane E. Trust, an interested Board Member of the Funds, is an employee of the Manager and/or Subadviser as set forth in Appendix F-2. No Independent Board Member of a Fund owns any securities of, or has any other material direct or indirect interest in, Legg Mason, Franklin Templeton or any of their respective affiliates, except as follows: Mr. Jerome Miller disclosed to the full Board that he owns shares of Franklin Templeton. Mr. Miller did not participate in the entirety of the private discussions of the Independent Board Members regarding the Transaction and the Agreements.

The Manager and the Subadvisers may provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix G lists other funds advised by the Manager or the Subadvisers, the net assets of those funds, and the management fees the Manager or the Subadvisers received from those funds during the fiscal years ended on the dates noted.

Required Vote

To become effective with respect to your Fund, the New Management Agreement with your Fund’s Manager must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

PROPOSAL 2—TO APPROVE A NEW SUBADVISORY AGREEMENT WITH EACH SUBADVISER OF YOUR FUND

At the Meeting, you will be asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement”) with respect to each of your Fund’s subadvisers (each, a “Subadviser,” and collectively, the “Subadvisers”). You are entitled to vote on a New Subadvisory Agreement with each Subadviser of your Fund. The name of your Fund appears below under the heading for each Subadviser of your Fund. Please also see the chart above in “Summary of Proposals.”

PROPOSAL 2-A: Approve a new subadvisory agreement with ClearBridge Investments, LLC

Funds affected:

Legg Mason Partners Equity Trust
ClearBridge Aggressive Growth Fund	ClearBridge Mid Cap Fund
ClearBridge All Cap Value Fund	ClearBridge Mid Cap Growth Fund
ClearBridge Appreciation Fund	ClearBridge Select Fund
ClearBridge Dividend Strategy Fund	ClearBridge Small Cap Growth Fund
ClearBridge International Small Cap Fund	ClearBridge Small Cap Value Fund
ClearBridge International Value Fund	ClearBridge Sustainability Leaders Fund
ClearBridge Large Cap Growth Fund	ClearBridge Tactical Dividend Income Fund
ClearBridge Large Cap Value Fund

Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF
ClearBridge Dividend Strategy ESG ETF
ClearBridge Large Cap Growth ESG ETF

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	ClearBridge Variable Large Cap Value Portfolio
ClearBridge Variable Appreciation Portfolio	ClearBridge Variable Mid Cap Portfolio
ClearBridge Variable Dividend Strategy Portfolio	ClearBridge Variable Small Cap Growth Portfolio
ClearBridge Variable Large Cap Growth Portfolio

PROPOSAL 2-B: Approve a new subadvisory agreement with ClearBridge RARE Infrastructure (North America) Pty Limited (formerly known as RARE Infrastructure (North America) Pty Ltd.)

Fund affected:

Legg Mason ETF Investment Trust

Legg Mason Global Infrastructure ETF

PROPOSAL 2-C: Approve a new subadvisory agreement with QS Investors, LLC

Funds affected:

Legg Mason Partners Equity Trust
QS Conservative Growth Fund	QS Growth Fund
QS Defensive Growth Fund	QS Moderate Growth Fund
QS Global Dividend Fund	QS S&P 500 Index Fund
QS Global Equity Fund	QS U.S. Large Cap Equity Fund

Legg Mason ETF Investment Trust
Legg Mason International Low Volatility High Dividend ETF	Legg Mason Low Volatility High Dividend ETF

Legg Mason Partners Variable Equity Trust
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	QS Variable Growth
QS Variable Conservative Growth	QS Variable Moderate Growth

PROPOSAL 2-D: Approve a new subadvisory agreement with Western Asset Management Company, LLC

Funds affected:

Legg Mason Partners Equity Trust
ClearBridge Aggressive Growth Fund	ClearBridge Small Cap Value Fund
ClearBridge All Cap Value Fund	ClearBridge Sustainability Leaders Fund
ClearBridge Appreciation Fund	ClearBridge Tactical Dividend Income Fund
ClearBridge Dividend Strategy Fund	QS Conservative Growth Fund
ClearBridge International Small Cap Fund	QS Defensive Growth Fund
ClearBridge International Value Fund	QS Global Dividend Fund
ClearBridge Large Cap Growth Fund	QS Global Equity Fund
ClearBridge Large Cap Value Fund	QS Growth Fund
ClearBridge Mid Cap Fund	QS Moderate Growth Fund
ClearBridge Mid Cap Growth Fund	QS S&P 500 Index Fund
ClearBridge Select Fund	QS U.S. Large Cap Equity Fund
ClearBridge Small Cap Growth Fund

Legg Mason ETF Investment Trust
ClearBridge All Cap Growth ETF	Legg Mason Low Volatility High Dividend ETF
ClearBridge Dividend Strategy ESG ETF	Legg Mason Small-Cap Quality Value ETF
ClearBridge Large Cap Growth ESG ETF	Western Asset Short Duration Income ETF
Legg Mason Global Infrastructure ETF	Western Asset Total Return ETF
Legg Mason International Low Volatility High Dividend ETF

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	ClearBridge Variable Small Cap Growth Portfolio
ClearBridge Variable Appreciation Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
ClearBridge Variable Dividend Strategy Portfolio	QS Variable Conservative Growth
ClearBridge Variable Large Cap Growth Portfolio	QS Variable Growth
ClearBridge Variable Large Cap Value Portfolio	QS Variable Moderate Growth
ClearBridge Variable Mid Cap Portfolio
ClearBridge Variable Small Cap Growth Portfolio

PROPOSAL 2-E: Approve a new subadvisory agreement with Western Asset Management Company Limited

Funds affected:

Legg Mason ETF Investment Trust
Western Asset Short Duration Income ETF	Western Asset Total Return ETF

PROPOSAL 2-F: Approve a new subadvisory agreement with Western Asset Management Company Ltd

Funds affected:

Legg Mason ETF Investment Trust
Western Asset Short Duration Income ETF	Western Asset Total Return ETF

PROPOSAL 2-G: Approve a new subadvisory agreement with Western Asset Management Company Pte. Ltd.

Funds affected:

Legg Mason ETF Investment Trust
Western Asset Short Duration Income ETF	Western Asset Total Return ETF

PROPOSAL 2-H: Approve a new subadvisory agreement with Royce & Associates, LP

Fund affected:

Legg Mason ETF Investment Trust

Legg Mason Small-Cap Quality Value ETF

Introduction

Each Subadviser, except Royce &Associates, LP, is a wholly-owned subsidiary of Legg Mason. Royce is a majority-owned subsidiary of Legg Mason. Information about the Subadvisers is provided in Proposal 1 above under “Information about the Manager, the Subadvisers and Affiliated Service Providers.”

Your Fund’s Subadviser, the date of each Current Subadvisory Agreement with respect to your Fund, and the date on which it was last approved by shareholders and approved for continuance by the applicable Board are provided in Appendix D.

Shareholders are being asked to approve a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers because the consummation of the Transaction described above will constitute a change in control of your Fund’s Manager and Subadvisers and, therefore, will result in the automatic termination of each Current Subadvisory Agreement under the 1940 Act. If shareholders approve a New Subadvisory Agreement for a Fund prior to the consummation of the Transaction and that Fund’s New Management Agreement is approved by shareholders, that New Subadvisory Agreement will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, the Subadviser will continue to serve your Fund pursuant to the terms of the Current Subadvisory Agreement.

There will be no increase in the fees payable to a Subadviser as a result of a New Subadvisory Agreement, and each Subadviser will continue to provide the advisory services to a Fund under a New Subadvisory Agreement as were provided under the applicable Current Subadvisory Agreement. It is expected that advisory services will continue to be provided by the same Subadviser personnel under a New Subadvisory Agreement as under the applicable Current Subadvisory Agreement. The Fund’s Manager pays a portion of the fee it receives from the Fund to a Subadviser as compensation for the Subadviser’s advisory services to the Fund. In certain cases, a Fund’s Subadviser pays a portion of the fee it receives to other Subadvisers as compensation for such Subadvisers’ advisory services to the Fund.

The terms of each New Subadvisory Agreement are identical to the terms of the applicable Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination. The stated subadvisory fees to be paid with respect to your Fund are identical under the applicable Current Subadvisory Agreement and the New Subadvisory Agreement.

Set forth below is a general description of the New Subadvisory Agreement and a comparison of its terms to those of the Current Subadvisory Agreement. Shareholders should refer to Appendix J-1 for a more detailed comparison of the terms of the New Subadvisory Agreement and their Fund’s Current Subadvisory Agreement(s), and Appendix J-2 for a copy of the form of New Subadvisory Agreement.

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement

Fees. There is no change in the fees payable to the Subadvisers for investment subadvisory services as a result of the New Subadvisory Agreements. The Fund does not compensate a Subadviser for its services. That compensation is paid by the Manager or, in some cases, another Subadviser. The current contractual fees payable to the Subadvisers are set forth in Appendix D.

Investment Subadvisory Services. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board Members and its Manager, the Subadviser will regularly provide the Fund, with respect to that portion of the Fund’s assets allocated to the Subadviser by the Manager, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Subadviser.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures adopted by the Fund’s Board that may modify or restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement further provides that the Subadviser will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of the Fund’s assets in accordance with the Subadviser’s policies and procedures, subject to such direction as the Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws.

Payment of Expenses. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement requires the Subadviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Subadviser is not responsible for the Fund’s expenses. The Subadviser is required to bear all expenses in connection with the performance of its services under the Agreement.

Potential Conflicts of Interest. Each Fund and its Manager and Subadvisers have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Certain of the Current Subadvisory Agreements and the New Subadvisory Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Subadviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement specifically provides that the Subadviser may engage in any other business or render services of any kind.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement also permits the Subadviser to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as the Subadviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Subadviser of any of its obligations under the Agreement.

Limitation on Liability. Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. A Subadviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Subadviser who may provide services to the Fund as contemplated by the Subadvisory Agreement. The Current Subadvisory Agreements and the New Subadvisory Agreements for certain Funds also clarify that the Subadviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Subadviser is not liable for any error of judgment or mistake of law.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction and the Fund’s New Management Agreement is approved by shareholders, the New Subadvisory Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Subadvisory Agreement, as required by the 1940 Act. The

Current Subadvisory Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund or the Subadviser, upon written notice as provided in the Agreement. Each Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Subadvisory Agreements and New Subadvisory Agreements for certain Funds also limit the ongoing use of the of the Subadviser following termination.

Additional Provisions. The Current Subadvisory Agreement for certain more recently established Funds identified in Appendix J-1 and Appendix J-2 includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Subadvisory Agreement for these Funds. The provisions described below apply only to the New Subadvisory Agreements for these Funds, and do not vary from the existing provisions for these Funds. These provisions are not included in the Current or New Subadvisory Agreements for any other Funds.

The New Subadvisory Agreement, like the Current Subadvisory Agreement, for these more recently established Funds provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that each party to the Agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court; and (c) waives any objection that either Designated Court is an inconvenient forum. The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, also provides that the Subadviser is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Subadviser’s control.

Possible Interim Subadvisory Agreement(s)

If the shareholders of your Fund do not approve a New Subadvisory Agreement and the Transaction is completed, an interim subadvisory agreement (an “Interim Subadvisory Agreement”) will take effect upon the closing of the Transaction. The Board has approved the Interim Subadvisory Agreement to allow each Subadviser of each Fund to continue providing services to the applicable Fund while shareholder approval of the New Subadvisory Agreement continues to be sought. The terms of the Interim Subadvisory Agreement are identical to those of the Current Subadvisory Agreement, except for the term and escrow provisions described below. The Interim Subadvisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Subadvisory Agreement. The Fund’s Board or a “1940 Act Majority Vote” of the outstanding voting securities of a Fund may terminate an Interim Subadvisory Agreement on 10 calendar days’ written notice to the Subadviser without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Subadviser under an Interim Subadvisory Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Subadvisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Subadvisory Agreement will be paid to the Subadviser. If shareholders of your Fund do not approve the New Subadvisory Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Subadviser will be paid the lesser of its costs incurred in performing its services under the Interim Subadvisory Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Manager and Board of your Fund would either negotiate a new subadvisory agreement with an advisory organization selected by the Manager and the Board, subject to shareholder approval, or make other appropriate arrangements.

Board Evaluation

At the meetings held on April 7, 2020 at which the Board approved your Fund’s New Management Agreement, the Board, including the Independent Board Members, also approved a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers.

Your Fund’s Board’s considerations regarding a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers are discussed in Proposal 1 above.

Required Vote

To become effective with respect to your Fund, each New Subadvisory Agreement with a Subadviser of your Fund must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

ADDITIONAL INFORMATION

5% Share Ownership

As of March 18, 2020, the persons listed in Appendix H owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix H.

Security Ownership of Management

As of March 18, 2020, the Board Members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, Legg Mason Investor Services, 100 International Drive, 4th Floor, Baltimore, MD 21202, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Funds (addressed to c/o Legg Mason Investor Services, 100 International Drive, 4th Floor, Baltimore, MD 21202). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”) at the offices of the Fund or at compliance-fundscco@leggmason.com. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be borne by Legg Mason. These costs will be borne by Legg Mason whether or not the proposals are successful and whether or not the Transaction is consummated. Solicitation may be made by letter or telephone by officers or employees of LMPFA, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services and AST Fund Solutions, each a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services and AST Fund Solutions may solicit proxies personally and by telephone. It is anticipated that the mailing service, proxy solicitation costs, and postage and printing costs associated with this Joint Proxy Statement, are estimated at approximately $17 million, plus reimbursements of out-of-pocket expenses.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix A.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 620 Eighth Avenue, 49th Floor, New York, New York 10018, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings. If it is determined that the Meetings will be held by means of remote communication, the announcement regarding this change will include instructions on how to access the list of shareholders electronically.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

April 16, 2020

Appendix A

Trusts and Series; Fiscal Year Ends

Trust	Series	Fiscal Year End
LEGG MASON PARTNERS EQUITY TRUST
	ClearBridge Aggressive Growth Fund	8/31
	ClearBridge All Cap Value Fund	9/30
	ClearBridge Appreciation Fund	10/31
	ClearBridge Dividend Strategy Fund	12/31
	ClearBridge International Small Cap Fund	9/30
	ClearBridge International Value Fund	10/31
	ClearBridge Large Cap Growth Fund	11/30
	ClearBridge Large Cap Value Fund	10/31
	ClearBridge Mid Cap Fund	10/31
	ClearBridge Mid Cap Growth Fund	10/31
	ClearBridge Select Fund	10/31
	ClearBridge Small Cap Growth Fund	10/31
	ClearBridge Small Cap Value Fund	9/30
	ClearBridge Sustainability Leaders Fund	10/31
	ClearBridge Tactical Dividend Income Fund	10/31
	QS Conservative Growth Fund	1/31
	QS Defensive Growth Fund	1/31
	QS Global Dividend Fund	9/30
	QS Global Equity Fund	10/31
	QS Growth Fund	1/31
	QS Moderate Growth Fund	1/31
	QS S&P 500 Index Fund	9/30
	QS U.S. Large Cap Equity Fund	11/30
LEGG MASON ETF INVESTMENT TRUST
	ClearBridge All Cap Growth ETF	9/30
	ClearBridge Dividend Strategy ESG ETF	11/30
	ClearBridge Large Cap Growth ESG ETF	11/30
	Legg Mason Global Infrastructure ETF	10/31
	Legg Mason International Low Volatility High Dividend ETF	10/31
	Legg Mason Low Volatility High Dividend ETF	10/31
	Legg Mason Small-Cap Quality Value ETF	7/31
	Western Asset Short Duration Income ETF	7/31
	Western Asset Total Return ETF	12/31
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
	ClearBridge Variable Aggressive Growth Portfolio	12/31
	ClearBridge Variable Appreciation Portfolio	12/31
	ClearBridge Variable Dividend Strategy Portfolio	12/31
	ClearBridge Variable Large Cap Growth Portfolio	12/31
	ClearBridge Variable Large Cap Value Portfolio	12/31
	ClearBridge Variable Mid Cap Portfolio	12/31
	ClearBridge Variable Small Cap Growth Portfolio	12/31
	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	12/31
	QS Variable Conservative Growth	12/31
	QS Variable Growth	12/31
	QS Variable Moderate Growth	12/31

A-1

Appendix B

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on April 1, 2020, the record date for voting at the Meeting. Additionally, the table lists the quorum requirements for each Fund. For each Fund, a shareholder is entitled to vote based on the dollar value of shares held by the shareholder on the record date, so called “dollar-weighted” voting.

Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement
LEGG MASON PARTNERS EQUITY TRUST
ClearBridge Aggressive Growth Fund	39,017,466.28	5,299,140,545.69	30% of voting power
ClearBridge All Cap Value Fund	116,836,236.52	1,004,570,860.42	30% of voting power
ClearBridge Appreciation Fund	252,942,996.75	5,098,255,717.90	30% of voting power
ClearBridge Dividend Strategy Fund	265,378,912.88	5,052,470,486.52	30% of voting power
ClearBridge International Small Cap Fund	4,495,052.95	39,646,351.28	30% of voting power
ClearBridge International Value Fund	30,518,479.19	187,915,649.08	30% of voting power
ClearBridge Large Cap Growth Fund	298,218,599.90	12,884,523,198.47	30% of voting power
ClearBridge Large Cap Value Fund	50,596,355.51	1,245,187,132.69	30% of voting power
ClearBridge Mid Cap Fund	53,758,414.91	1,328,361,639.77	30% of voting power
ClearBridge Mid Cap Growth Fund	2,888,631.50	64,166,925.26	30% of voting power
ClearBridge Select Fund	27,162,841.41	622,910,108.54	30% of voting power
ClearBridge Small Cap Growth Fund	106,273,248.08	2,809,310,483.58	30% of voting power
ClearBridge Small Cap Value Fund	7,577,095.88	70,577,338.30	30% of voting power
ClearBridge Sustainability Leaders Fund	1,124,524.34	15,115,796.98	30% of voting power
ClearBridge Tactical Dividend Income Fund	18,602,015.93	228,216,997.05	30% of voting power
QS Conservative Growth Fund	20,453,032.78	247,095,266.92	30% of voting power
QS Defensive Growth Fund	9,392,845.27	111,871,733.46	30% of voting power
QS Global Dividend Fund	29,992,628.26	307,765,595.83	30% of voting power
QS Global Equity Fund	9,975,817.03	120,982,726.82	30% of voting power
QS Growth Fund	45,874,442.83	556,542,629.24	30% of voting power
QS Moderate Growth Fund	29,114,299.84	366,353,277.54	30% of voting power
QS S&P 500 Index Fund	10,203,607.28	219,832,353.18	30% of voting power
QS U.S. Large Cap Equity Fund	48,653,603.57	646,120,138.36	30% of voting power
LEGG MASON ETF INVESTMENT TRUST
ClearBridge All Cap Growth ETF	4,650,000.00	129,736,544.44	33 1/3% of voting power
ClearBridge Dividend Strategy ESG ETF	250,000.00	6,251,229.74	33 1/3% of voting power
ClearBridge Large Cap Growth ESG ETF	5,950,000.00	185,144,063.55	33 1/3% of voting power
Legg Mason Global Infrastructure ETF	700,000.00	16,933,060.34	33 1/3% of voting power
Legg Mason International Low Volatility High Dividend ETF	2,640,000.00	53,245,674.19	33 1/3% of voting power
Legg Mason Low Volatility High Dividend ETF	26,100,000.00	638,239,871.92	33 1/3% of voting power
Legg Mason Small-Cap Quality Value ETF	500,000.00	8,372,362.20	33 1/3% of voting power
Western Asset Short Duration Income ETF	1,000,000.00	22,583,488.64	33 1/3% of voting power
Western Asset Total Return ETF	4,200,000.00	108,100,737.01	33 1/3% of voting power

B-1

Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Aggressive Growth Portfolio	28,951,478.42	632,486,821.19	30% of voting power
ClearBridge Variable Appreciation Portfolio	17,176,729.98	618,381,021.15	30% of voting power
ClearBridge Variable Dividend Strategy Portfolio	22,448,883.39	350,830,163.28	30% of voting power
ClearBridge Variable Large Cap Growth Portfolio	11,203,076.08	272,541,091.86	30% of voting power
ClearBridge Variable Large Cap Value Portfolio	13,082,784.22	201,998,188.40	30% of voting power
ClearBridge Variable Mid Cap Portfolio	8,451,496.58	130,988,486.61	30% of voting power
ClearBridge Variable Small Cap Growth Portfolio	12,983,320.94	251,330,733.18	30% of voting power
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	90,937,746.96	1,088,436,321.08	30% of voting power
QS Variable Conservative Growth	5,975,613.84	74,903,916.20	30% of voting power
QS Variable Growth	6,660,312.82	69,467,062.72	30% of voting power
QS Variable Moderate Growth	2,314,770.45	25,323,588.73	30% of voting power

B-2

Appendix C

Management Agreements

Dates, Approvals and Fees

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
LEGG MASON PARTNERS EQUITY TRUST
ClearBridge Aggressive Growth Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion

ClearBridge All Cap Value Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.700% up to $1.5 billion of average daily net assets; 0.680% of average daily net assets between $1.5 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $2.5 billion; 0.600% of average daily net assets between $2.5 billion and $3.5 billion; 0.500% of average daily net assets exceeding $3.5 billion

ClearBridge Appreciation Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion

ClearBridge Dividend Strategy Fund	LMPFA	4/29/2008	8/29/2008[1]	11/6/2019	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

ClearBridge International Small Cap Fund	LMPFA	8/5/2010	8/5/2010[1]	11/6/2019	0.80% up to $1 billion of average daily net assets; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.65% of average daily net assets between $5 billion and $10 billion; 0.60% of average daily net assets exceeding $10 billion

ClearBridge International Value Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

ClearBridge Large Cap Growth Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
ClearBridge Large Cap Value Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion

ClearBridge Mid Cap Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

ClearBridge Mid Cap Growth Fund	LMPFA	8/5/2010	8/5/2010[1]	11/6/2019	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

ClearBridge Select Fund	LMPFA	11/28/2012	11/28/2012[1]	11/6/2019	0.95%

ClearBridge Small Cap Growth Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75%

ClearBridge Small Cap Value Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75%

ClearBridge Sustainability Leaders Fund	LMPFA	3/31/2015	3/31/2015[1]	11/6/2019	0.650% of assets up to and including $1 billion; 0.625% of assets over $1 billion and up to and including $2 billion; and 0.600% of assets over $2 billion

ClearBridge Tactical Dividend Income Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion

QS Conservative Growth Fund	LMPFA	12/1/2007	4/13/2007[2]	11/6/2019	0.00%

QS Defensive Growth Fund	LMPFA	12/1/2007	4/13/2007[2]	11/6/2019	0.00%

QS Global Dividend Fund	LMPFA	2/28/2013	2/28/2013[1]	11/6/2019	0.65%

QS Global Equity Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

QS Growth Fund	LMPFA	12/1/2007	4/13/2007[2]	11/6/2019	0.00%

QS Moderate Growth Fund	LMPFA	12/1/2007	4/13/2007[2]	11/6/2019	0.00%

QS S&P 500 Index Fund	LMPFA	4/13/2007	4/13/2007[1]	11/6/2019	0.25%

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)

QS U.S. Large Cap Equity Fund	LMPFA	4/28/2008	4/28/2008[1]	11/6/2019	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion
LEGG MASON ETF INVESTMENT TRUST
ClearBridge All Cap Growth ETF	LMPFA	5/2/2017	5/2/2017[1]	11/6/2019	0.53%

ClearBridge Dividend Strategy ESG ETF	LMPFA	5/19/2017	5/15/2017[1]	11/6/2019	0.59%

ClearBridge Large Cap Growth ESG ETF	LMPFA	5/19/2017	5/15/2017[1]	11/6/2019	0.59%

Legg Mason Global Infrastructure ETF	LMPFA	12/28/2016	12/20/2016[1]	11/6/2019	0.45%

Legg Mason International Low Volatility High Dividend ETF	LMPFA	7/26/2016	7/5/2016[1]	11/6/2019	0.40%

Legg Mason Low Volatility High Dividend ETF	LMPFA	11/19/2015	12/3/2015[1]	11/6/2019	0.27%

Legg Mason Small-Cap Quality Value ETF	LMPFA	7/10/2017	6/23/2017[1]	11/6/2019	0.60%

Western Asset Short Duration Income ETF	LMPFA	1/14/2019	1/11/2019[1]	11/16/2018	0.29%

Western Asset Total Return ETF	LMPFA	10/1/2018	2/2/2018[1]	11/6/2019	0.49%
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Aggressive Growth Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/6/2019	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion

ClearBridge Variable Appreciation Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/6/2019	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion

ClearBridge Variable Dividend Strategy Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/6/2019	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
ClearBridge Variable Large Cap Growth Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/6/2019	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

ClearBridge Variable Large Cap Value Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/6/2019	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion

ClearBridge Variable Mid Cap Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/6/2019	0.750% up to and including $1 billion of average daily net assets; 0.700% of average daily net assets over $1 billion and up to and including $2 billion; 0.650% of average daily net assets over $2 billion and up to and including $5 billion; 0.600% of average daily net assets over $5 billion and up to and including $10 billion; 0.55% of average daily net assets exceeding $10 billion

ClearBridge Variable Small Cap Growth Portfolio	LMPFA	4/27/2007	4/27/2007[1]	11/6/2019	0.75%

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	LMPFA	11/14/2011	11/14/2011[1]	11/6/2019	0.45%

QS Variable Conservative Growth	LMPFA	12/1/2007	4/27/2007[1]	11/6/2019	0.00%

QS Variable Growth	LMPFA	12/1/2007	4/27/2007[1]	11/6/2019	0.00%

QS Variable Moderate Growth	LMPFA	12/1/2007	4/27/2007[1]	11/6/2019	0.00%

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 Date management agreement for Fund approved by initial shareholder. Agreement was amended and restated on December 1, 2007 to lower management fee.

Appendix D

Subadvisory Agreements

Dates, Approvals and Fees

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
LEGG MASON PARTNERS EQUITY TRUST
ClearBridge Aggressive Growth Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	11/4/2010	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge All Cap Value Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	11/4/2010	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Appreciation Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Dividend Strategy Fund	ClearBridge	8/29/2008	8/29/2008[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	8/29/2008[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge International Small Cap Fund	ClearBridge	8/5/2010	8/5/2010[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	5/5/2011	8/5/2010[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge International Value Fund	ClearBridge	7/1/2008	4/13/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Large Cap Growth Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Large Cap Value Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Mid Cap Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Mid Cap Growth Fund	ClearBridge	8/5/2010	8/5/2010 [1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	8/5/2010[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
ClearBridge Select Fund	ClearBridge	11/28/2012	11/28/2012[1]	11/6/2019	70% of the management fee paid to LMPFA[4]

	Western Asset	11/28/2012	11/28/2012[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Small Cap Growth Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Small Cap Value Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	11/14/2010	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Sustainability Leaders Fund	ClearBridge	3/31/2015	3/31/2015[1]	11/6/2019	70% of the management fee paid to LMPFA[4]

	Western Asset	3/31/2015	3/31/2015[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Tactical Dividend Income Fund	ClearBridge	4/13/2007	4/13/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Conservative Growth Fund	QS Investors	4/1/2016	4/13/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/28/2013	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Defensive Growth Fund	QS Investors	4/1/2016	4/13/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Global Dividend Fund	QS Investors	4/1/2016	2/28/2013[2]	11/6/2019	70% of the management fee paid to LMPFA[4]

	Western Asset	11/4/2010	2/28/2013[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Global Equity Fund	QS Investors	4/1/2016	4/13/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Growth Fund	QS Investors	4/1/2016	4/13/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	5/5/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Moderate Growth Fund	QS Investors	4/1/2013	4/13/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	5/5/2011	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
QS S&P 500 Index Fund	QS Investors	4/1/2016	4/13/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	11/4/2010	4/13/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS U.S. Large Cap Equity Fund	QS Investors	4/1/2016	4/28/2008[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/28/2008[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]
LEGG MASON ETF INVESTMENT TRUST
ClearBridge All Cap Growth ETF	ClearBridge	5/2/2017	5/2/2017[1]	11/6/2019	70% of the management fee paid to LMPFA[5]

	Western Asset	5/2/2017	5/2/2017[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Dividend Strategy ESG ETF	ClearBridge	5/19/2017	5/15/2017[1]	11/6/2019	70% of the management fee paid to LMPFA[5]

	Western Asset	5/19/2017	5/15/2017[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Large Cap Growth ESG ETF	ClearBridge	5/19/2017	5/15/2017[1]	11/6/2019	70% of the management fee paid to LMPFA[5]

	Western Asset	5/19/2017	5/15/2017[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

Legg Mason Global Infrastructure ETF	RARE	12/28/2016	12/20/2016[1]	11/6/2019	90% of the management fee paid to LMPFA[5]

	Western Asset	12/28/2016	12/20/2016[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

Legg Mason International Low Volatility High Dividend ETF	QS Investors	7/26/2016	7/5/2016[1]	11/6/2019	90% of the management fee paid to LMPFA[5]

	Western Asset	7/26/2016	7/5/2016[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

Legg Mason Low Volatility High Dividend ETF	QS Investors	11/19/2015	12/3/2015[1]	11/6/2019	90% of the management fee paid to LMPFA[5]

	Western Asset	11/19/2015	12/3/2015[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

Legg Mason Small-Cap Quality Value ETF	Royce	7/10/2017	6/23/2017[1]	11/6/2019	90% of the management fee paid to LMPFA[5]

	Western Asset	7/10/2017	6/23/2017[1]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

Western Asset Short Duration Income ETF	Western Asset	1/14/2019	1/11/2019[1]	11/16/2018	70% of the management fee paid to LMPFA[5]

	Western Asset London	1/14/2019	1/11/2019[1]	11/16/2018	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Japan	1/14/2019	1/11/2019[1]	11/16/2018	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
	Western Asset Singapore	1/14/2019	1/11/2019[1]	11/16/2018	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Western Asset Total Return ETF	Western Asset	10/1/2018	2/2/2018[1]	11/6/2019	70% of the management fee paid to LMPFA[5]

	Western Asset London	10/1/2018	2/2/2018[1]	11/6/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Japan	10/1/2018	2/2/2018[1]	11/6/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Singapore	10/1/2018	2/2/2018[1]	11/6/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Aggressive Growth Portfolio	ClearBridge	4/27/2007	4/27/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Variable Appreciation Portfolio	ClearBridge	4/27/2007	4/27/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Variable Dividend Strategy Portfolio	ClearBridge	4/27/2007	4/27/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Variable Large Cap Growth Portfolio	ClearBridge	4/27/2007	4/27/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Variable Large Cap Value Portfolio	ClearBridge	4/27/2007	4/27/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Variable Mid Cap Portfolio	ClearBridge	4/27/2007	4/27/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

ClearBridge Variable Small Cap Growth Portfolio	ClearBridge	4/27/2007	4/27/2007[1]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	QS Investors	4/1/2016	11/14/2011[2]	11/6/2019	22.2% of the management fee paid to LMPFA 0.10% of the Fund’s average daily net assets

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
	Western Asset	11/15/2011	11/14/2011[1]	11/6/2019	0.10% of the Fund’s average daily net assets, plus 0.02% of the portion of the average daily net assets allocated

QS Variable Conservative Growth	QS Investors	4/1/2016	4/27/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Variable Growth	QS Investors	4/1/2016	4/27/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

QS Variable Moderate Growth	QS Investors	4/1/2016	4/27/2007[2]	11/6/2019	70% of the management fee paid to LMPFA[3]

	Western Asset	2/2/2011	4/27/2007[2]	11/6/2019	0.02% of the portion of the average daily net assets allocated[3]

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 Date management agreement for the Fund approved by sole initial shareholder. Subadvisory agreement was entered into in connection with an internal reorganization in reliance on Rule 2a-6 under the 1940 Act.

3 Net of expense waivers and reimbursements.

4 Net of expense waivers and reimbursements and an amount equal to 0.02% of the portion of the average daily net assets allocated to Western Asset for cash management.

5 Net of (i) all fees and expenses incurred by LMPFA under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements.

Appendix E

Fees Paid to Manager and Affiliates

The following table indicates amounts paid by each Fund to its Manager or an affiliate of the Manager during the Fund’s last fiscal year. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year

Fund	Aggregate Management Fee (after waivers, if any) ($)	Distribution Fees (after waivers, if any) ($)	Fiscal Year Ended
LEGG MASON PARTNERS EQUITY TRUST
ClearBridge Aggressive Growth Fund	61,207,896	20,452,254	8/31/2019
ClearBridge All Cap Value Fund	10,635,537	4,481,607	9/30/2019
ClearBridge Appreciation Fund	34,226,657	13,565,403	10/31/2019
ClearBridge Dividend Strategy Fund	41,686,611	10,980,212	12/31/2019
ClearBridge International Small Cap Fund	475,763	100,543	9/30/2019
ClearBridge International Value Fund	2,233,913	417,786	10/31/2019
ClearBridge Large Cap Growth Fund	82,435,620	10,695,331	11/30/2019
ClearBridge Large Cap Value Fund	8,045,224	2,157,020	10/31/2019
ClearBridge Mid Cap Fund	13,738,294	3,595,766	10/31/2019
ClearBridge Mid Cap Growth Fund	424,252	175,430	10/31/2019
ClearBridge Select Fund	4,494,183	639,520	10/31/2019
ClearBridge Small Cap Growth Fund	27,533,151	2,966,718	10/31/2019
ClearBridge Small Cap Value Fund	933,874	450,369	9/30/2019
ClearBridge Sustainability Leaders Fund	(130,085)	2,110	10/31/2019
ClearBridge Tactical Dividend Income Fund	2,647,749	1,436,366	10/31/2019
QS Conservative Growth Fund	(282)	838,403	1/31/2019
QS Defensive Growth Fund	(2,255)	337,106	1/31/2019
QS Global Dividend Fund	2,242,572	33,418	9/30/2019
QS Global Equity Fund	969,447	385,855	10/31/2019
QS Growth Fund	(364)	1,997,890	1/31/2019
QS Moderate Growth Fund	(327)	1,316,384	1/31/2019
QS S&P 500 Index Fund	593,884	492,671	9/30/2019
QS U.S. Large Cap Equity Fund	4,855,165	129	11/30/2019
LEGG MASON ETF INVESTMENT TRUST
ClearBridge All Cap Growth ETF	505,467	—	9/30/2019
ClearBridge Dividend Strategy ESG ETF	29,342	—	11/30/2019
ClearBridge Large Cap Growth ESG ETF	700,175	—	11/30/2019
Legg Mason Global Infrastructure ETF	97,504	—	10/31/2019
Legg Mason International Low Volatility High Dividend ETF	192,424	—	10/31/2019
Legg Mason Low Volatility High Dividend ETF	1,777,914	—	10/31/2019
Legg Mason Small-Cap Quality Value ETF	43,522	—	7/31/2019
Western Asset Short Duration Income ETF	35,168	—	7/31/2019
Western Asset Total Return ETF	197,929	—	12/31/2019
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
ClearBridge Variable Aggressive Growth Portfolio	6,196,719	460,012	12/31/2019
ClearBridge Variable Appreciation Portfolio	5,618,907	246,062	12/31/2019
ClearBridge Variable Dividend Strategy Portfolio	3,098,288	499,959	12/31/2019
ClearBridge Variable Large Cap Growth Portfolio	1,899,329	325,995	12/31/2019
ClearBridge Variable Large Cap Value Portfolio	1,793,626	—	12/31/2019
ClearBridge Variable Mid Cap Portfolio	1,497,525	344,728	12/31/2019
ClearBridge Variable Small Cap Growth Portfolio	2,643,878	232,421	12/31/2019
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	5,820,559	104,225	12/31/2019
QS Variable Conservative Growth	—	18,702	12/31/2019
QS Variable Growth	—	—	12/31/2019
QS Variable Moderate Growth	(31,021)	—	12/31/2019

E-1

Appendix F-1

Directors and Principal Officers of Manager and Subadvisers

Legg Mason Partners Fund Advisor, LLC
Name	Position with Legg Mason Partners Fund Advisor, LLC
Legg Mason, Inc.	Sole Member
Jane E. Trust	President and Chief Executive Officer
Peter H. Nachtwey	Manager
Amy M. Olmert	Manager
Jeanne M. Kelly	Senior Vice President
Ted P. Becker	Chief Compliance Officer
Thomas C. Mandia	Secretary
ClearBridge Investments, LLC
Name	Position with ClearBridge Investments, LLC
Legg Mason ClearBridge Holdings, LLC	Managing Member
Terrence J. Murphy	President, Chief Executive Officer and Director
Harry D. Cohen	Co-Chief Investment Officer
Scott K. Glasser	Co-Chief Investment Officer & Director
Cynthia K. List	Chief Financial Officer & Director
Barbara Brooke Manning	General Counsel & Chief Compliance Officer
John R. Haller	Chief Administrative Officer
Brian M. Eakes	Director
Terrence M. Johnson	Director
Jane E. Trust	Director
Laura A. Boydston	Director
ClearBridge RARE Infrastructure (North America) Pty Limited
Name	Position with ClearBridge RARE Infrastructure (North America) Pty Limited
RARE Infrastructure Limited	Company
Nicholas J. Langley	Director
Richard P. Elmslie	Director
Terrence J. Murphy	Director
Brian M. Eakes	Director
Terrence M. Johnson	Director
Jane E. Trust	Director
Laura A. Boydston	Director
Annette K. Golden	Head of Legal, Risk & Compliance, Chief Compliance Officer & Company Secretary
QS Investors, LLC
Name	Position with QS Investors, LLC
QS Investors Holdings, LLC	Direct Owner
Adam J. Petryk	President & Chief Executive Officer
Robert Y. Yang	Chief Operating Officer & Head of Portfolio Management
Janet C. Campagna	Director
Jeffrey A. Nattans	Director
Thomas C. Merchant	Director
Edward S. Venner	Director
Brian M. Eakes	Director
Steven R. Ducker	Chief Compliance Officer

F-1-1

Western Asset Management Company, LLC
Name	Position with Western Asset Management Company, LLC
Legg Mason, Inc.	Sole Shareholder
James W. Hirschmann	Director, Chief Executive Officer & President
Jennifer W. Murphy	Director, Chief Operating Officer
Bruce D. Alberts	Chief Financial Officer
Marzo N. Bernardi	Director of Client Service & Marketing
Dennis McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	General Counsel & Secretary
Kevin Ehrlich	Chief Compliance Officer
Thomas C. Merchant	Non-Employee Director
John D. Kenney	Non-Employee Director
Peter H. Nachtwey	Non-Employee Director
Western Asset Management Company Limited
Name	Position with Western Asset Management Company Limited
Western Asset Management (Cayman) Holdings Limited	Joint Shareholder
Michael B. Zarouf	Director & Senior Executive Officer
Charles A. Ruys de Perez	General Counsel & Director
Jelena N. Petrovic	Chief Compliance Officer
Ann Duong	Finance Officer
Thomas C. Merchant	Non-Executive Director
Western Asset Management Company Ltd
Name	Position with Western Asset Management Company Ltd
Legg Mason, Inc.	Sole Shareholder
Naoya Orime	Representative Director
Takashi Komatsu	Director, Head of Legal & Compliance; Chief Compliance Officer
Maki Yoshida	Operation Officer
Yasuaki Sudo	Finance Officer
Charles A. Ruys de Perez	Non-Employee Director
Laura A. Boydston	Non-Executive Director
Western Asset Management Company Pte. Ltd.
Name	Position with Western Asset Management Company Pte. Ltd
LM International Holding LP	Sole Shareholder
Michael Dale	Chief Executive Officer and Executive Director
Alvin L.S. Lee	Executive Director & Chief Compliance Officer
Shirleen H.K. Thor	Finance Manager
Charles A. Ruys de Perez	Non-Executive Director
Laura A. Boydston	Non-Executive Director
Royce & Associates, LP
Name	Position with Royce & Associates, LP
Royce & Associates GP, LLP	General Partner
Legg Mason Royce Holdings, LLC	Limited Partner
Christopher D. Clark	Member of Board of Managers, President & Chief Executive Officer & Limited Partner
Charles M. Royce	Member of Board of Managers, Portfolio Manager & Limited Partner
Peter H. Nachtwey	Member of Board of Managers
Patricia Lattin	Member of Board of Managers
Laura A. Boydston	Member of Board of Managers
John E. Denneen	Member of Board of Managers, Secretary & Chief Counsel & Chief Compliance Officer and Limited Partner

F-1-2

Appendix F-2

Officers of the Funds

Name	Position(s) with Funds	Positions(s) with Manager and/or Subadviser
Jane E. Trust	President and Chief Executive Officer	Senior Managing Director of Legg Mason; President and Chief Executive Officer of LMPFA
Jeanne M. Kelly	Senior Vice President	Senior Vice President of LMPFA; Managing Director of Legg Mason & Co.
Ted Becker	Chief Compliance Officer	Global Compliance Director, Managing Director of Legg Mason
Susan Kerr	Chief Anti-Money Laundering Officer	Assistant Vice President of Legg Mason & Co. and LMIS; Anti-Money Laundering Compliance Officer of LMIS
Jenna Bailey	Identity Theft Prevention Officer	Senior Compliance Officer, Assistant Vice President of Legg Mason
Christopher Berarducci	Principal Financial Officer and Treasurer	Director of Legg Mason
Robert I. Frenkel	Secretary and Chief Legal Officer	Vice President and Deputy General Counsel of Legg Mason; Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason
Thomas C. Mandia	Assistant Secretary	Managing Director and Deputy General Counsel of Legg Mason; Secretary of LMPFA
Marc De Oliveira	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Rosemary Emmens	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Harris Goldblat	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Tara E. Gormel	Assistant Secretary	Director, Associate General Counsel, Legg Mason
George P. Hoyt	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Angela Velez	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Todd Lebo	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Susan Lively	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Amy Olmert	Assistant Treasurer	Managing Director, Head of Global Fiduciary Platform, Legg Mason
Erin Morris	Assistant Treasurer	Director, Senior Manager, Legg Mason
Carol Denny	Assistant Treasurer	Managing Director, Head of Product Support, Legg Mason
Lisa Carucci	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Denisa Birzan	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Chris Vlantis	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Edward Quigley	Assistant Treasurer	Director, Director of Product Tax, Legg Mason
Raymond Lui	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert Flower	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
John Triolo	Assistant Treasurer	Director, Senior Manager, Legg Mason
Daniel Schlissel	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Donald Guire	Assistant Treasurer	Director, Senior Manager, Legg Mason
Hanna Zagorska-Sukiennik	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert DuCharme	Assistant Treasurer	Senior Business Strategist, Legg Mason

F-2-1

Appendix G

Other Funds Advised by Manager and Subadvisers

The following table lists certain information regarding funds for which the Manager or a Subadviser provides investment advisory or subadvisory services, other than the Funds that are addressed by this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
LMPFA
	BrandywineGLOBAL – Alternative Credit Fund	661,898,918	1.15%[1]

	BrandywineGLOBAL – Diversified US Large Cap Value Fund	633,724,600	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

	BrandywineGLOBAL – Dynamic US Large Cap Value Fund	178,145,804	0.55%[1]

	BrandywineGLOBAL – Global Flexible Income Fund	6,431,216	0.55%[1]

	BrandywineGLOBAL – Global High Yield Fund	34,970,897	0.65%[1]

	BrandywineGLOBAL – Global Opportunities Bond Fund	2,946,550,535	0.50%[1]

	BrandywineGLOBAL Global Opportunities Bond Fund (USD Hedged)	193,433,600	0.50%[1]

	BrandywineGLOBAL – Global Unconstrained Bond Fund	995,695,216	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

	BrandywineGLOBAL – International Opportunities Bond Fund	98,919,462	0.50%[1]

	ClearBridge Global Infrastructure Income Fund	23,311,457	0.900% up to $1 billion of average daily net assets; 0.875% of average daily net assets between $1 billion and $2 billion; 0.850% of average daily net assets between $2 billion and $5 billion; 0.825% of average daily net assets between $5 billion and $10 billion; 0.800% of average daily net assets exceeding $10 billion[1]

	Martin Currie Emerging Markets Fund	157,607,177	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Martin Currie International Unconstrained Equity Fund	5,236,661	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	Martin Currie SMASh Series EM Fund	22,550,936	0.00%[1]

	QS Global Market Neutral Fund	63,431,705	0.95%[1]

	QS International Equity Fund	217,102,496	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	QS Strategic Real Return Fund	97,684,808	0.75%[1]

	QS U.S. Small Capitalization Equity Fund	186,175,787	0.70%[1]

	Western Asset Adjustable Rate Income Fund	230,797,641	0.45%[1]

	Western Asset California Municipals Fund	419,783,003	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Corporate Bond Fund	792,759,000	0.45%[1]

	Western Asset Emerging Markets Debt Fund	41,052,542	0.60%[1]

	Western Asset Global High Yield Bond Fund	258,428,054	0.70%[1]

	Western Asset Income Fund	450,047,116	0.50%[1]

	Western Asset Intermediate Maturity California Municipals Fund	270,913,274	0.50%[1]

	Western Asset Intermediate Maturity New York Municipals Fund	183,678,192	0.50%[1]

	Western Asset Intermediate-Term Municipals Fund	2,369,713,549	0.35%[1]

	Western Asset Managed Municipals Fund	4,556,179,342	0.40%[1]

	Western Asset Massachusetts Municipals Fund	91,493,105	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Mortgage Total Return Fund	982,363,667	0.50% up to $4 billion of average daily net assets; 0.45% of average daily net assets between $4 billion and $6 billion; 0.40% of average daily net assets between $6 billion and $8 billion; 0.35% of average daily net assets exceeding $8 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Municipal High Income Fund	529,651,978	0.55% up to $1 billion of average daily net assets; 0.525% of average daily net assets between $1 billion and $2 billion; 0.50% of average daily net assets between $2 billion and $5 billion; 0.475% of average daily net assets between $5 billion and $10 billion; 0.45% of average daily net assets exceeding $10 billion[1]

	Western Asset New Jersey Municipals Fund	200,342,372	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset New York Municipals Fund	564,727,870	0.50%[1]

	Western Asset Oregon Municipals Fund	68,119,525	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Pennsylvania Municipals Fund	179,709,203	0.45%[1]

	Western Asset Short Duration High Income Fund	407,941,178	0.55%[1]

	Western Asset Short Duration Municipal Income Fund	1,005,081,664	0.30%[1]

	Western Asset Short-Term Bond Fund	768,463,195	0.35%[1]

	Western Asset Core Bond Fund	13,515,870,286	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.[1]

	Western Asset Core Plus Bond Fund	30,974,222,122	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.[1]

	Western Asset High Yield Fund	241,938,408	0.55%[1]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	0.20%[1]

	Western Asset Intermediate Bond Fund	984,942,913	0.40%[1]

	Western Asset Macro Opportunities Fund	1,635,494,028	1.15%[1]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	0.60%[1]

	Western Asset Institutional Government Reserves	9,330,473,618	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional Liquid Reserves	2,948,173,250	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	705,315,951		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional U.S. Treasury Reserves	6,613,907,152		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional Government Reserves	15,830,000,000	[2]	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional Liquid Reserves	21,820,000,000	[2]	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional U.S. Treasury Reserves	12,690,000,000	[2]	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Select Tax Free Reserves	281,044,802		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset SMASh Series C Fund	1,112,419,913		0.00%[1]

	Western Asset SMASh Series EC Fund	2,132,821,009		0.00%[1]

	Western Asset SMASh Series M Fund	2,842,111,579		0.00%[1]

	Western Asset SMASh Series TF Fund	43,684,568		0.00%[1]

	Western Asset Government Reserves	1,131,214,353		0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset New York Tax Free Money Market Fund	107,806,366		0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Prime Obligations Money Market Fund	171,232,620	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset Tax Free Reserves	58,630,634	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset U.S. Treasury Reserves	292,186,479	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset Premium Liquid Reserves	15,389,248	0.35%[1]

	Western Asset Premium U.S. Treasury Reserves	310,989,531	0.35%[1]

	Government Portfolio	12,504,754,039	0.10%

	Liquid Reserves Portfolio	20,751,689,279	0.10%

	Tax Free Reserves Portfolio	339,770,336	0.15%

	U.S. Treasury Obligations Portfolio	733,766,289	0.00%

	U.S. Treasury Reserves Portfolio	13,488,277,850	0.10%

	Western Asset Core Plus VIT Portfolio	193,396,076	0.45% of the first $500 million, 0.425% of the next $500 million and 0.40% of assets over $1 billion of its average daily net assets[1]

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	0.70%[1]

	BrandywineGLOBAL – Global Income Opportunities Fund Inc.	303,615,531	0.85% of the Fund’s managed assets[3]

	Clarion Partners Real Estate Income Fund Inc.	21,538,498	1.25% of the Fund’s average daily net assets[1]

	ClearBridge Energy Midstream Opportunity Fund Inc.	627,721,521	1.00% of the Fund’s managed assets[2]

	ClearBridge MLP and Midstream Fund Inc.	798,136,646	1.00% of the Fund’s managed assets[2]

	ClearBridge MLP and Midstream Total Return Fund Inc.	342,048,372	1.00% of the Fund’s managed assets[2]

	LMP Capital and Income Fund Inc.	280,520,793	0.85%[4]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Corporate Loan Fund Inc.	108,082,060	0.80% of the Fund’s average daily net assets

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	0.85%[3]

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	0.80% of the Fund’s managed assets[2]

	Western Asset Global High Income Fund Inc.	464,882,819	0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings

	Western Asset High Income Fund II Inc.	622,145,281	0.80%[5]

	Western Asset High Income Opportunity Fund Inc.	703,112,016	0.80% of the Fund’s average daily net assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	0.80% of the Fund’s net assets

	Western Asset Intermediate Muni Fund Inc.	144,183,196	0.55% of the Fund’s average daily net assets

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	0.65% of the Fund’s net assets

	Western Asset Managed Municipals Fund Inc.	595,380,029	0.55% of the Fund’s average daily net assets

	Western Asset Middle Market Debt Fund Inc.	88,780,959	1.25% of the Fund’s average daily managed assets[2]

	Western Asset Middle Market Income Fund Inc.	173,330,793	1.25% of the Fund’s managed assets[2]

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	1.00% of the Fund’s managed assets[2]

	Western Asset Municipal Defined Opportunity Trust Inc.	257,423,494	0.60% of the Fund’s managed assets[6]

	Western Asset Municipal High Income Fund Inc.	173,881,084	0.55% of the Fund’s average daily net assets

	Western Asset Municipal Partners Fund Inc.	161,010,999	0.55% of the Fund’s average weekly net assets

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	0.75%[3]
ClearBridge
	ClearBridge International Growth Fund	2,456,309,901	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Small Cap Fund	1,218,680,244	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion

	ClearBridge Value Trust	1,807,849,053	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

	QS Strategic Real Return Fund	97,684,808	0.35% of the portion of the average daily net assets allocated

	ClearBridge Energy Midstream Opportunity Fund Inc.	627,721,521	70% of the management fee paid to LMPFA[11]

	ClearBridge MLP and Midstream Fund Inc.	798,136,646	70% of the management fee paid to LMPFA[11]

	ClearBridge MLP and Midstream Total Return Fund Inc.	342,048,372	70% of the management fee paid to LMPFA[11]

	LMP Capital and Income Fund Inc.	280,520,793	70% of the management fee on the portion of the average daily net assets allocated[11]

	EQ Advisors Trust – Multimanager Aggressive Equity Portfolio	1,326,122,865	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

	EQ Advisors Trust – Bridge Builder Small/Mid Cap Growth Fund	4,024,072,920	0.40% of the first $250 million; 0.35% on assets between $250 million and $1 billion; and 0.30% on assets over $1 billion

	EQ Advisors Trust – EQ/ClearBridge Large Cap Growth Portfolio	382,931,687.00	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

	EQ Advisors Trust – EQ/ClearBridge Select Equity Managed Volatility Portfolio	209,385,366	0.42% of the first $200 million; and 0.40% on assets over $100 million

	Guardian Variable Products Trust – Guardian Large Cap Fundamental Growth VIP Fund	349,920,608	0.30% of the first $100 million; 0.27% on the next $200 million; and 0.25% on assets over $300 million

	Guardian Variable Products Trust – Guardian Small Cap Core VIP Fund	310,451,491	0.37%

	GuideStone Funds – Growth Equity Fund	1,698,149,552	0.38% of the first $50 million; 0.35% on the next $50 million; 0.30% on the next $100 million; 0.27% on the next $550 million; and 0.25% on assets over $750 million

	JNL Series Trust – JNL Multi-Manager Mid Cap Fund	1,194,140,000	0.40% of the first $500 million; and 0.38% on assets over $500 million

	JNL Series Trust – JNL/ClearBridge Large Cap Growth Fund	1,211,671,000	0.30% of the first $100 million; 0.275% on the next $150 million; 0.25% on the next $250 million; and 0.225% on assets over $500 million

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Appreciation sleeve	561,710,059	First $100 mil 0.40%, Next $100 mil 0.35%, Next $100 mil 0.30%, Above $300 mil 0.28%

	Lincoln Variable Insurance Products Trust – LVIP ClearBridge QS Select Large Cap Managed Volatility Fund – Aggressive Growth sleeve	561,710,059	0.40% of the first $100 million; 0.35% on the next $100 million; 0.30% on the next $100 million; and 0.28% on assets over $300 million

	Morgan Stanley Pathway Funds – Large Cap Equity Fund	1,553,923,154	0.34% of the first $100 million; and 0.30% on assets over $100 million

	Morningstar Funds Trust – Morningstar U.S. Equity Fund	677,926,671	0.32% of the first $500 million; and 0.29% on assets over $500 million

	Optimum Fund Trust – Optimum Large Cap Growth Fund	1,678,782,956	0.38% of the first $100 million; 0.33% on the next $150 million; 0.29% on the next $250 million; 0.27% on the next $500 million; 0.25% on the next $500 million; and 0.23% on assets over $1.5 billion

	Pacific Select Funds – Large-Cap Value Portfolio	1,210,762,368	0.45% of the first $100 million; 0.40% on the next $100 million; 0.35% on the next $200 million; 0.30% on the next $350 million; 0.25% on the next $250 million; and 0.20% on assets over $1 billion

	Pacific Funds – PF Large-Cap Value Fund	171,045,918	First $100 mil 0.45%, Next $100 mil 0.40%, Next $200 mil 0.35%, Next $350 mil 0.30%, Next $250 mil 0.25%, Above $1 bil 0.20%

	Advanced Series Trust – AST Clearbridge Dividend Growth Portfolio	2,469,455,093	0.25% of the first $250 million; 0.20% on the next $250 million; and 0.18% on assets over $500 million

	Vanguard Explorer Fund	16,088,495,000	0.30% of the first $500 million; 0.20% on the next $1 billion; and 0.18% on assets over $1.5 billion
RARE
	ClearBridge Global Infrastructure Income Fund	23,311,457	70% of the management fee paid to LMPF[12]

	Principal Funds Inc. – Diversified Real Asset Fund – Global Infrastructure sleeve	$3,790,271,000.00	0.380% of the first $250 million; 0.285% of the next $250 million; 0.250% of the next $250 million; and 0.225% on assets over $750 million

	Principal Diversified Select Real Asset Fund	$126,273,209.35	0.380% of the first $250 million; 0.285% of the next $250 million; 0.250% of the next $250 million; and 0.225% on assets over $750 million
QS Investors
	QS Global Market Neutral Fund	63,431,705	70% of the management fee paid to LMPFA[11]

	QS International Equity Fund	217,102,496	66.67% of the management fee paid to LMPFA[11]

	QS Strategic Real Return Fund (Asset Allocation)	97,684,808	0.20% of the Fund’s average daily net assets[11]

	QS Strategic Real Return Fund (Portfolio Management)	97,684,808	0.45% of the portion of the average daily net assets allocated

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	QS U.S. Small Capitalization Equity Fund	186,175,787	0.70% (net of any fees paid to Western Asset Management Company and waivers and expense reimbursements), which equates to 100% (net of any fees paid to Western Asset Management Company and waivers and expense reimbursements)

	AST Legg Mason Diversified Growth Portfolio	554,725,038	0.34%

	EQ Legg Mason Growth Allocation Portfolio	13,650,780	0.25%

	EQ Legg Mason Moderate Allocation Portfolio	187,396,057	0.25%

	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	99,193,403	0.30%

	SIMT Multi-Asset Inflation Managed Fund	251,783,762	0.10%

	SIIT Multi-Asset Real Return Fund	272,443,831	0.10%

	Pacific Select Fund – International Small-Cap Portfolio	271,047,605	0.56%

	PF International Small Cap Fund	28,955,159	0.56%

	SA Legg Mason Tactical Opportunities Portfolio	40,844,206	0.35%

	Transamerica Cleartrack Target Date 2055	624,343	0.05%

	Transamerica ClearTrack Target Date 2015	36,475,457	0.05%

	Transamerica ClearTrack Target Date 2020	48,634,143	0.05%

	Transamerica ClearTrack Target Date 2025	72,134,249	0.05%

	Transamerica ClearTrack Target Date 2030	55,411,555	0.05%

	Transamerica ClearTrack Target Date 2035	56,970,601	0.05%

	Transamerica ClearTrack Target Date 2040	49,701,187	0.05%

	Transamerica ClearTrack Target Date 2045	32,884,401	0.05%

	Transamerica ClearTrack Target Date 2050	26,314,960	0.05%

	Transamerica ClearTrack Target Date Retirement Income	62,443,090	0.05%

	Transamerica Clertrack Target Date 2060	607,980	0.05%

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Transamerica Dynamic Income	155,704,041	0.07%

	Transamerica Legg Mason Dynamic Allocation – Balanced VP	1,119,215,259	0.12%

	Transamerica Legg Mason Dynamic Allocation – Growth VP	505,579,023	0.12%

	Transamerica QS Investors Active Asset Allocation – Conservative VP	386,122,860	0.10%

	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	637,081,651	0.10%

	Transamerica QS Investors Active Asset Allocation – Moderate VP	1,467,112,958	0.10%
Western Asset
	ClearBridge International Growth Fund	2,456,309,901	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Global Infrastructure Income Fund	23,311,457	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Small Cap Fund	1,218,680,244	0.02% of the portion of the average daily net assets allocated[11]

	ClearBridge Value Trust	1,807,849,053	0.02% of the portion of the average daily net assets allocated[11]

	Martin Currie Emerging Markets Fund	157,607,177	0.02% of the portion of the average daily net assets allocated[11]

	Martin Currie International Unconstrained Equity Fund	5,236,661	0.02% of the portion of the average daily net assets allocated[11]

	Martin Currie SMASh Series EM Fund	22,550,936	0

	QS Global Market Neutral Fund	63,431,705	0.02% of the portion of the average daily net assets allocated[11]

	QS International Equity Fund	217,102,496	0.02% of the portion of the average daily net assets allocated[11]

	QS Strategic Real Return Fund (Portfolio Management)	97,684,808	0.25% of the portion of the average daily net assets allocated[11]

	QS Strategic Real Return Fund (Cash Management)	97,684,808	0.02% of the portion of the average daily net assets allocated[11]

	QS U.S. Small Capitalization Equity Fund	186,175,787	0.02% of the portion of the average daily net assets allocated[11]

	Western Asset Adjustable Rate Income Fund	230,797,641	70% of the management fee paid to LMPFA[11]

	Western Asset California Municipals Fund	419,783,003	70% of the management fee paid to LMPFA[11]

	Western Asset Corporate Bond Fund	792,759,000	70% of the management fee paid to LMPFA[11]

	Western Asset Emerging Markets Debt Fund	41,052,542	70% of the management fee paid to LMPFA[11]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Global High Yield Bond Fund	258,428,054	70% of the management fee paid to LMPFA[11]

	Western Asset Income Fund	450,047,116	70% of the management fee paid to LMPFA[11]

	Western Asset Intermediate Maturity California Municipals Fund	270,913,274	70% of the management fee paid to LMPFA[11]

	Western Asset Intermediate Maturity New York Municipals Fund	183,678,192	70% of the management fee paid to LMPFA[11]

	Western Asset Intermediate-Term Municipals Fund	2,369,713,549	70% of the management fee paid to LMPFA[11]

	Western Asset Managed Municipals Fund	4,556,179,342	70% of the management fee paid to LMPFA[11]

	Western Asset Massachusetts Municipals Fund	91,493,105	70% of the management fee paid to LMPFA[11]

	Western Asset Mortgage Total Return Fund	982,363,667	70% of the management fee paid to LMPFA[11]

	Western Asset Municipal High Income Fund	529,651,978	70% of the management fee paid to LMPFA[11]

	Western Asset New Jersey Municipals Fund	200,342,372	70% of the management fee paid to LMPFA[11]

	Western Asset New York Municipals Fund	564,727,870	70% of the management fee paid to LMPFA[11]

	Western Asset Oregon Municipals Fund	68,119,525	70% of the management fee paid to LMPFA[11]

	Western Asset Pennsylvania Municipals Fund	179,709,203	70% of the management fee paid to LMPFA[11]

	Western Asset Short Duration High Income Fund	407,941,178	70% of the management fee paid to LMPFA[11]

	Western Asset Short Duration Municipal Income Fund	1,005,081,664	70% of the management fee paid to LMPFA[11]

	Western Asset Short-Term Bond Fund	768,463,195	70% of the management fee paid to LMPFA[11]

	Western Asset Core Bond Fund	13,515,870,286	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

	Western Asset Core Plus Bond Fund	30,974,222,122	*[7]

	Western Asset High Yield Fund	241,938,408	0.55% of average daily net assets

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[8]

	Western Asset Intermediate Bond Fund	984,942,913	0.40% of average daily net assets

	Western Asset Macro Opportunities Fund	1,635,494,028	*[7]

Manager/ Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Total Return Unconstrained Fund	1,416,710,543		*[7]

	Western Asset Institutional Government Reserves	9,330,473,618		70% of the management fee paid to LMPFA[11]

	Western Asset Institutional Liquid Reserves	2,948,173,250		70% of the management fee paid to LMPFA[11]

	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	705,315,951		70% of the management fee paid to LMPFA[11]

	Western Asset Institutional U.S. Treasury Reserves	6,613,907,152		70% of the management fee paid to LMPFA[11]

	Western Asset Premier Institutional Government Reserves	15,830,000,000	[2]	70% of the management fee paid to LMPFA[11]

	Western Asset Premier Institutional Liquid Reserves	21,820,000,000	[2]	70% of the management fee paid to LMPFA[11]

	Western Asset Premier Institutional U.S. Treasury Reserves	12,690,000,000	[2]	70% of the management fee paid to LMPFA[11]

	Western Asset Select Tax Free Reserves	281,044,802		70% of the management fee paid to LMPFA[11]

	Western Asset SMASh Series C Fund	1,112,419,913		0

	Western Asset SMASh Series EC Fund	2,132,821,009		0

	Western Asset SMASh Series M Fund	2,842,111,579		0

	Western Asset SMASh Series TF Fund	43,684,568		0

	Western Asset Government Reserves	1,131,214,353		70% of the management fee paid to LMPFA[11]

	Western Asset New York Tax Free Money Market Fund	107,806,366		70% of the management fee paid to LMPFA[11]

	Western Asset Prime Obligations Money Market Fund	171,232,620		70% of the management fee paid to LMPFA[11]

	Western Asset Tax Free Reserves	58,630,634		70% of the management fee paid to LMPFA[11]

	Western Asset U.S. Treasury Reserves	292,186,479		70% of the management fee paid to LMPFA[11]

	Western Asset Premium Liquid Reserves	15,389,248		70% of the management fee paid to LMPFA[11]

	Western Asset Premium U.S. Treasury Reserves	310,989,531		70% of the management fee paid to LMPFA[11]

	Government Portfolio	12,504,754,039		70% of the management fee paid to LMPFA[11]

	Liquid Reserves Portfolio	20,751,689,279		70% of the management fee paid to LMPFA[11]

	Tax Free Reserves Portfolio	339,770,336		70% of the management fee paid to LMPFA[11]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	U.S. Treasury Obligations Portfolio	733,766,289	0

	U.S. Treasury Reserves Portfolio		70% of the management fee paid to LMPFA[11]

	Western Asset Core Plus VIT Portfolio	193,396,076	70% of the management fee paid to LMPFA[11]

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	70% of the management fee paid to LMPFA[11]

	Clarion Partners Real Estate Income Fund Inc.	21,538,498	0.50% of the portion of the average daily net assets allocated[11]

	LMP Capital and Income Fund Inc.	280,520,793	70% of the management fee on the portion of the average daily net assets allocated[11]

	Western Asset Corporate Loan Fund Inc.	108,082,060	70% of the management fee paid to LMPFA[11]

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	70% of the management fee paid to LMPFA[11]

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	70% of the management fee paid to LMPFA[11]

	Western Asset Global High Income Fund Inc.	464,882,819	70% of the management fee paid to LMPFA[11]

	Western Asset High Income Fund II Inc.	622,145,281	70% of the management fee paid to LMPFA[11]

	Western Asset High Income Opportunity Fund Inc.	703,112,016	70% of the management fee paid to LMPFA[11]

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	70% of the management fee paid to LMPFA[11]

	Western Asset Intermediate Muni Fund Inc.	144,183,196	70% of the management fee paid to LMPFA[11]

	Western Asset Investment Grade Income Fund Inc.	147,119,435	0.70% up to $60 million and 0.40% in excess of $60 million

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	70% of the management fee paid to LMPFA[11]

	Western Asset Managed Municipals Fund Inc.	595,380,029	70% of the management fee paid to LMPFA[11]

	Western Asset Middle Market Debt Fund Inc.	88,780,959	90% of the management fee paid to LMPFA[11]

	Western Asset Middle Market Income Fund Inc.	173,330,793	90% of the management fee paid to LMPFA[11]

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	70% of the management fee paid to LMPFA[11]

	Western Asset Municipal Defined Opportunity Trust Inc.	257,423,494	70% of the management fee paid to LMPFA[11]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Municipal High Income Fund Inc.	173,881,084	70% of the management fee paid to LMPFA[11]

	Western Asset Municipal Partners Fund Inc.	161,010,999	70% of the management fee paid to LMPFA[11]

	Western Asset Premier Bond Fund	174,564,634	0.55% of the average weekly value of the Fund’s total managed assets[9]

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	70% of the management fee paid to LMPFA[11]

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the Fund’s average weekly assets[10]

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the Fund’s average weekly assets[8]

	Morgan Stanley Pathway Funds – Core Fixed Income Fund	1,203,532,559.00	0.30%

	Morgan Stanley Pathway Funds – High Yield Fund	48,911,035.00	0.20%

	MassMutual Select Strategic Bond Fund	705,540,226.00	0.30% on assets up to $100 million; 0.15% on assets over $100 million

	John Hancock Floating Rate Income Fund	927,076,844.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

	John Hancock High Yield Fund	1,024,126,685.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

	Western Asset Management Gov’t Income Portfolio	930,347,820.00	0.30% on assets up to $100 million; 0.20% on assets between $100 million and $500 million; 0.175% on assets between $500 million and $1 billion; 0.15% on assets between $1 billion and $2 billion; 0.125% on assets over $2 billion

	Western Asset Management Strategic Bond Opportunities Portfolio	3,084,113,479.00	0.50%

	Western Asset Management US Gov’t Portfolio	1,931,527,409.00	0.22% on assets up to $100 million; 0.125% on assets between $100 million and $500 million; 0.10% on assets between $500 million and $1 bllion; 0.09% on assets between $1 billion and $2 billion; 0.07% on assets over $2 billion

	PL Managed Bond Fund	497,358,662.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	PL Inflation Managed Portfolio	40,949,390.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	AST Academic Strategies Asset Allocation Portfolio (EMD sleeve)	4,662,021,434.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	AST Academic Strategies Asset Allocation Portfolio (Macro Opps sleeve)	4,662,021,434.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	AST Western Asset Core Plus Bond Portfolio	3,747,220,689.00	0.60% on assets up to $100 million; 0.40% on assets over $100 million

	AST Western Asset Corporate Bond Portfolio	5,335,026.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

	AST Western Asset Emerging Markets Debt Portfolio	71,596,183.00	0.15% on assets up to $500 million; 0.125% on assets between $500 million and $1.5 billion; 0.10% on assets over $1.5 billion

	JNL Multi-Manager Alternative Fund	1,220,465,000.00	0.90% on assets up to $100 million; 0.85% on assets between $100 million and $150 million; 0.80% on assets between $150 million and $200 million; 0.75% on assets over $200 million

	Nationwide Multi-Cap Portfolio	2,495,082,346.00	0.20% on assets up to $100 million; 0.15% on assets between $100 million and $300 million; 0.10% on assets over $300 million

	GuideStone Funds – Global Bond Fund	610,089,725.00	0.50% on assets up to $25 million; 0.15% on assets over $125 million

	GuideStone Funds – Medium-Duration Bond Fund	1,784,198,094.00	0.20%

	LVIP Western Core Bond Fund	2,021,705,341.00	0.30% on assets up to $100 million; 0.1% on assets over $100 million
Western Asset London
	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated

	Western Asset Emerging Markets Debt Fund	41,052,542	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Yield Bond Fund	258,428,054	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Short Duration High Income Fund	407,941,178	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Short-Term Bond Fund	768,463,195	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Bond Fund	13,515,870,286	*[7]

	Western Asset Core Plus Bond Fund	30,974,222,122	*[7]

	Western Asset High Yield Fund	241,938,408	*[7]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	*[7]

	Western Asset Intermediate Bond Fund	984,942,913	*[7]

	Western Asset Macro Opportunities Fund	1,635,494,028	*[7]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	*[7]

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset SMASh Series C Fund	1,112,419,913	0

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset SMASh Series M Fund	2,842,111,579	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	LMP Capital and Income Fund Inc.	280,520,793	0.30% of the portion of the average daily net assets allocated

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Income Fund Inc.	464,882,819	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Fund II Inc.	622,145,281	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Opportunity Fund Inc.	703,112,016	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Investment Grade Income Fund Inc.	147,119,435	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Debt Fund Inc.	88,780,959	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Mortgage Opportunity Fund Inc.	204,709,890	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated
Western Asset Japan
	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus Bond Fund	30,974,222,122	**[8]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[8]

	Western Asset Macro Opportunities Fund	1,635,494,028	**[8]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	**[8]

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated
Western Asset Singapore
	Western Asset Emerging Markets Debt Fund	41,052,542	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Global High Yield Bond Fund	258,428,054	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus Bond Fund	30,974,222,122	**[8]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[8]

	Western Asset Macro Opportunities Fund	1,635,494,028	**[8]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	**[8]

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Emerging Markets Debt Fund Inc.	958,277,861	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global Corporate Defined Opportunity Fund Inc.	275,050,019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Income Fund Inc.	464,882,819	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Income Fund II Inc.	622,145,281	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset High Yield Defined Opportunity Fund Inc.	364,914,330	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Investment Grade Defined Opportunity Trust Inc.	228,858,202	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Middle Market Income Fund Inc.	173,330,793	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

	Western Asset Variable Rate Strategic Fund Inc.	82,985,454	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

Manager/ Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated
Royce
	Royce Capital-Micro-Cap Fund	159,098,478	1.19%[1]

	Royce Capital-Small-Cap Fund	398,741,698	0.96%[1]

	Royce Dividend Value Fund	104,032,907	0.81%[1]

	Royce Global Financial Services Fund	36,940,124	0.92%[1]

	Royce International Premier Fund	808,737,016	0.92%[1]

	Royce Micro-Cap Fund	337,271,852	1.08%[1]

	Royce Opportunity Fund	925,637,549	1.00%

	Royce Pennsylvania Mutual Fund	1,949,329,770	0.76%

	Royce Premier Fund	1,808,393,706	1.00%

	Royce Small-Cap Value Fund	171,268,062	1.00%

	Royce Smaller-Companies Growth Fund	260,225,451	0.99%[1]

	Royce Special Equity Fund	1,091,662,640	1.00%

	Royce Total Return Fund	1,522,249,590	1.00%

	Royce Global Value Trust	142,810,221	1.00%

	Royce Micro-Cap Trust	404,806,996	0.85%

	Royce Value Trust	1,628,039,493	0.49%

1 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

2 As of February 29, 2020.

3 “Managed assets” means the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

4 The fee payable to the Manager under the agreement is equal to the annual rate set forth above multiplied by the average daily value of the Fund’s net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on shares of preferred stock.

5 The fee payable to the Manager under the agreement is calculated by multiplying the annual rate set forth above by the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (“average weekly net assets”) means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock.

6 “Managed assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

7 The agreement provides that the fee payable to the Subadviser is equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

8 The agreement provides that the fee payable to the Subadviser is equal to the product of (i) the Baseline Amount for the current calendar month and (ii) the average of the Subadviser Fraction for the current calendar month and the Subadviser Fraction for the preceding calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

9 “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

10 “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

11 Net of expense waivers and reimbursements.

12 Net of expense waivers and reimbursements and an amount equal to 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset.

Appendix H

5% Share Ownership

As of March 18, 2020, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated. Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholder.

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,463,505.205	22.73%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	13,951,516.415	49.05%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	182,228.880	7.12%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	312,765.330	12.21%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	137,898.973	5.39%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	350,385.655	13.68%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	129,408.432	5.05%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	736,840.950	28.78%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	174,911.884	6.83%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	7,660.164	22.70%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	11,896.202	35.25%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	FI	2,503.183	7.42%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	4,821.493	14.29%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	421,586.171	7.63%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	449,854.500	8.14%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	305,899.416	5.54%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	583,651.031	10.57%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,858,821.039	33.65%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Aggressive Growth Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	622,755.763	11.27%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	1,172,816.649	43.15%
SCHOLARS CHOICE COLL SVGS PROGRAM US AGGRESSIVE EQUITY INDIV FD OPTION 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	194,252.729	7.15%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	274,273.020	10.09%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	IS	579,138.084	21.31%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	30,329.318	13.56%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY, WINDSOR CT 06095-4773	R	20,293.941	9.07%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	R	61,425.600	27.46%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	16,197.188	7.24%

ClearBridge All Cap Value Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	23,940,728.852	20.99%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	68,674,588.054	60.21%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	202,114.449	14.43%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	71,353.449	5.09%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	171,115.642	12.22%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	83,539.691	5.96%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	452,955.110	32.33%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	140,191.464	6.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,419,185.719	60.73%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	196,524.793	8.41%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	66,822.998	76.73%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	10,800.855	12.40%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Appreciation Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	57,596,291.702	31.33%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	81,947,127.098	44.58%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	424,864.818	7.88%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	340,140.050	6.31%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	459,202.745	8.51%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	280,148.719	5.19%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	2,018,317.744	37.42%
AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ANNUITY PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	24,574.160	17.40%
AMERICAN UNITED LIFE INS CO UNIT INVESTMENT TRUST PO BOX 368, INDIANAPOLIS IN 46206-0368	FI	37,443.193	26.51%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358	FI	7,557.189	5.35%
MID ATLANTIC TRUST COMPANY FBO AUTOHAUS ON EDENS, INC. 401 (K) PLA 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	FI	63,750.683	45.14%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	4,913,322.442	15.53%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	1,931,384.255	6.10%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	8,603,570.480	27.19%
CITISTREET TTEE U/A DTD 04/02/01 FBO WESTINGHOUSE ELEC COMPANY SVNGS PLN 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	I	1,622,129.480	5.13%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	2,346,012.202	7.41%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	4,618,921.466	14.64%
SCHOLARS CHOICE COLL SVGS PROG US CORE EQUITY INDIV FD OPTION 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,773,779.001	5.62%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	4,073,867.582	12.91%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	IS	2,420,739.619	7.67%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,633,358.516	5.18%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,317,501.424	10.51%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	R	707,547.330	52.74%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, SPRINGFIELD MA 01111-0001	R	87,639.158	6.53%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Appreciation Fund (continued)
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	R	95,383.128	7.11%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	R	69,835.705	5.21%

ClearBridge Dividend Strategy Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	59,002,598.831	99.99%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	8,498,973.778	5.94%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	28,036,288.104	19.59%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	83,314,554.546	58.23%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	374,399.353	5.24%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	668,583.300	9.36%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	810,764.354	11.35%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	835,895.818	11.70%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	2,085,926.198	29.20%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	479,028.474	6.70%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	FI	15,801.065	86.20%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	FI	1,056.756	5.76%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	22,995,560.623	46.27%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	5,057,945.317	10.18%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	7,363,350.964	14.82%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	2,986,094.873	6.01%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	2,793,775.556	5.62%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	381,236.846	9.74%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	IS	271,759.188	6.94%
PRINCIPAL LIFE INS. COMPANY 711 HIGH STREET, DES MOINES, IA 50392	IS	2,583,312.066	65.98%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	1,800,280.941	94.13%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge International Small Cap Fund
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	140,836.244	18.94%
NATIONWIDE TRUST COMPANY, FSB P.O. BOX 182029, COLUMBUS OH 43218-2029	A	76,521.841	10.29%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	148,395.745	19.96%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	835,142.862	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	8,255.844	5.91%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	22,776.243	16.31%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	15,511.635	11.11%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	11,434.229	8.19%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	661,227.649	23.04%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	759,328.007	26.45%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	153,741.257	5.36%
STRATEVEST CO PO BOX 1034, CHERRY HILL NJ 08034	I	168,205.227	5.86%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	357,444.048	12.45%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	7,116.813	6.20%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	7,115.635	6.20%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, SPRINGFIELD MA 01111-0001	IS	71,985.142	62.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	15,334.100	13.37%

ClearBridge International Value Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,906,517.186	15.71%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	855,873.825	7.05%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	7,373,248.498	60.74%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	37,036.178	5.68%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	76,886.494	11.79%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	180,596.288	27.68%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	103,671.781	15.89%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge International Value Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	515,136.317	5.54%
VANTAGETRUST – UNITIZED C/O ICMA RETIREMENT CORP 777 NORTH CAPITOL STREET, NE, WASHINGTON DC 20002	I	6,809,814.527	73.18%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	1,044,384.475	11.22%
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,905,533.190	22.18%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,846,116.712	44.77%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,516,033.772	17.65%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	556,280.686	6.48%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	24,543.912	39.02%
EQUITABLE LIFE FOR SEPARATE ACCT 65 200 PLAZA DR, SECAUCUS NJ 07094	R	27,242.242	43.31%
ASCENSUS TRUST COMPANY FBO AERO STUDIOS LIMITED 401(K)/PS PLAN 590022 P.O. BOX 10758, FARGO, ND 58106	R	3,539.404	5.63%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	4,189.380	6.66%

ClearBridge Large Cap Growth Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	11,250,413.840	23.29%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	5,992,073.597	12.41%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	9,159,180.190	18.96%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	692,431.814	6.02%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	672,171.471	5.84%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	1,088,774.305	9.46%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	684,508.887	5.95%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	1,340,691.563	11.65%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	602,725.048	5.24%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	2,326,165.069	20.21%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	1,997,419.829	17.36%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	11,927,909.441	7.17%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	17,622,258.998	10.59%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Large Cap Growth Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	18,174,505.415	10.92%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	57,005,532.491	34.25%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	9,299,106.452	15.74%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	7,023,367.262	11.89%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	IS	3,900,832.435	6.60%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	5,101,260.594	8.63%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	4,243,941.633	7.18%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	O	635,865.237	5.86%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	O	683,900.141	6.30%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	O	780,842.974	7.19%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	O	698,893.945	6.44%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	R	226,807.911	7.79%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	1,279,012.713	43.95%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	189,337.219	6.51%

ClearBridge Large Cap Value Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	5,215,964.049	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	850,876.106	6.05%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,129,071.450	43.55%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	6,223,601.539	99.97%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	39,145.044	6.57%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	30,650.028	5.14%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	82,222.685	13.80%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	188,240.628	31.59%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	36,151.082	6.07%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Large Cap Value Fund (continued)
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	2,173,647.692	9.24%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,997,146.978	8.49%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	1,468,868.487	6.24%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	58,052.712	6.39%
VANGUARD FIDUCIARY TRUST CO LM VALUE TRUST FUND PO BOX 2600, VALLEY FORGE PA 19482-2600	IS	79,129.149	8.71%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	274,185.266	30.19%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	393,025.195	43.27%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	5,674.053	78.03%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	R	475.705	6.54%
MATRIX TRUST COMPANY CUST. FBO ADCOR INDUSTRIES, INC. 401(K) PLAN 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,037.416	14.27%

ClearBridge Mid Cap Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	104,755.326	100.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,865,333.391	18.82%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	15,160,715.433	48.65%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	76,411.160	5.39%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	142,982.190	10.08%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	101,838.202	7.18%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	90,551.356	6.38%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	145,094.042	10.23%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	139,320.106	9.82%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	274,162.506	19.33%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	865,192.905	8.39%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	2,517,297.590	24.42%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	565,492.419	5.49%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Mid Cap Fund (continued)
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	1,347,742.700	13.08%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	807,123.218	7.83%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	605,002.951	5.87%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	5,551,974.953	61.15%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	788,703.948	8.69%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	R	341,009.269	22.43%
MASSACHUSETTS MUTUAL INSURANCE 1295 STATE ST, SPRINGFIELD MA 01111-0001	R	193,634.005	12.74%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	400,616.805	26.35%

ClearBridge Mid Cap Growth Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	19,304.143	7.88%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	A	16,770.980	6.85%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	32,842.741	13.41%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	79,870.286	32.62%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	1,483,334.408	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	12,910.493	10.21%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	17,188.869	13.59%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	15,240.192	12.05%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	10,439.275	8.25%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	34,515.270	27.29%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	62,446.287	6.25%
T ROWE PRICE TRUST CO FBO RETIREMENT PLAN CLIENTS P O BOX 17215, BALTIMORE MD 21297-1215	I	75,880.159	7.59%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	53,378.969	5.34%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	69,733.952	6.98%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	83,721.131	8.38%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Mid Cap Growth Fund (continued)
SAXON & CO. FBO 20350023403902 P.O. BOX 7780-1888, PHILADELPHIA PA 19182	I	240,449.506	24.05%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	90,621.258	9.07%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	6,368.889	14.41%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	4,514.310	10.21%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	IS	27,673.663	62.60%
RELIANCE TRUST COMPANY TRUSTEE FBO PIZZA LUCE RETIREMENT SAVINGS P 401 2ND AVE N STE 210, MINNEAPOLIS MN 554012097	IS	2,400.207	5.43%
ELLEN ZOBRIST TTEE FBO PEPSI NEW HAVEN 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	625.119	24.02%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	1,861.910	71.54%

ClearBridge Select Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	362,526.338	5.95%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	A	407,798.487	6.70%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	769,897.854	12.65%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	3,879,914.050	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	143,131.495	11.43%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	313,882.294	25.06%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	175,309.356	14.00%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	98,395.166	7.86%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	191,544.791	15.29%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	61,697.362	36.08%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	57,973.203	33.90%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	FI	38,547.672	22.54%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	1,397,291.525	10.08%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	1,502,623.872	10.84%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	2,579,811.822	18.61%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Select Fund (continued)
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	2,345,645.629	16.92%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	1,775,233.730	12.81%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,082,402.017	15.02%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	195,667.864	10.24%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	509,505.748	26.65%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,012,350.020	52.96%

ClearBridge Small Cap Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	110,763.924	100.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,209,307.677	12.45%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,536,169.973	5.96%
PIMS/PRUDENTIAL RET FOR TTEE/CUST PL 005 NYC HEALTH + HOSPITALS TDA 55 WATER STREET, 26TH FLOOR, 26-118, NEW YORK NY 10041	A	1,474,784.384	5.72%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	7,603,930.472	29.49%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	27,617.131	5.50%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	27,397.649	5.45%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	49,330.917	9.82%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	64,320.933	12.81%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	42,342.617	8.43%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	81,190.993	16.16%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	FI	48,506.308	16.96%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	FI	19,623.865	6.86%
GREAT-WEST TRUST COMPANY LLC 8525 E ORCHARD RD, GREENWOOD VILLAGE CO 80111	FI	32,619.346	11.41%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004, ATLANTA GA 30358	FI	20,840.885	7.29%
PIMS/PRUDENTIAL RET FOR TTEE/CUST PL 009 JAYHAWK FINE CHEMICALS 401(K) 8545 SOUTH EAST JAYHAWK DRIVE, GALENA KS 66739	FI	34,692.839	12.13%
PIMS/PRUDENTIAL RET FOR TTEE/CUST PL 105 ROMAC INDUSTRIES, INC. 401(K) & 21919 20TH AVE SE, SUITE 100, BOTHELL WA 980214404	FI	98,145.629	34.32%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Small Cap Growth Fund (continued)
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	6,205,008.756	20.68%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	2,987,767.137	9.96%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	8,234,281.468	27.45%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	3,641,915.191	7.49%
NATIONAL FINANCIAL SERVICES LLC FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	IS	10,217,726.963	21.01%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	IS	2,841,174.147	5.84%
MORI & CO 922 WALNUT ST, KANSAS CITY MO 64106	IS	3,387,917.295	6.97%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	3,887,026.885	7.99%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	IS	5,835,509.710	12.00%
MLPF8S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	2,447,836.379	5.03%
HARTFORD LIFE INS CO SEPARATE ACCOUNT PO BOX 2999, HARTFORD CT 06104-2999	R	704,755.042	34.64%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	R	122,916.230	6.04%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	245,489.693	12.06%
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY, WINDSOR CT 06095-4773	R	508,369.944	24.98%

ClearBridge Small Cap Value Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	2,143,013.873	32.79%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,922,453.898	29.41%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	33,999.540	7.31%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	25,601.645	5.50%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	152,941.680	32.87%
JOHN ROMERO AGENCY INC 401(K) PLAN JOHN ROMERO TTEE 10 MERRICK AVE, MERRICK NY 11566	C	26,353.811	5.66%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	21,772.939	5.60%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	26,248.728	6.75%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	175,387.793	45.07%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Small Cap Value Fund (continued)
MID ATLANTIC TRUST COMPANY FBO ALLIANCE DEFENSE FUND 401K PSP & TR 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	I	20,806.954	5.35%
WELLS FARGO BANK NA FBO WESTERN ASSET DEFERRED COMP PLAN 028939800 PO BOX 1533, MINNEAPOLIS MN 55480-1533	I	21,508.652	5.53%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	19,594.442	5.04%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	55,341.838	21.75%
TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS 211 NORTH BROADWAY, SUITE 1000, ST. LOUIS, MO 63102-2733	IS	189,891.328	74.62%

ClearBridge Sustainability Leaders Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	13,813.063	7.64%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	25,197.733	13.94%
UMB BANK NA ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	A	138,968.855	76.90%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	2,832.172	10.24%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	23,807.736	86.05%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	I	516,378.930	64.00%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	123,373.102	15.29%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	47,255.350	5.86%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	2,239.522	29.34%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	4,011.207	52.54%
LEGG MASON FUNDING LIMITED WALKER HOUSE, ELIZABETH WHITEHURST PO BOX 908GT, GRAND CAYMAN, CAYMAN ISLANDS	IS	1,382.372	18.11%

ClearBridge Tactical Dividend Income Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	3,433,375.756	47.85%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,776,290.216	24.75%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	3,269,827.415	100.00%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	237,575.822	5.41%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	358,624.835	8.16%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	856,240.540	19.49%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

ClearBridge Tactical Dividend Income Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	225,725.352	5.14%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	575,711.103	13.11%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	385,314.279	8.77%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	796,759.732	18.14%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	314,443.025	7.16%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	763,994.530	20.55%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	652,283.620	17.55%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	313,331.360	8.43%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	257,108.667	6.92%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	489,806.613	13.18%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	545,786.239	14.68%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	38,429.268	56.90%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	5,212.496	7.72%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	18,556.247	27.47%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	IS	4,558.879	6.75%

QS Conservative Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	17,050,191.511	85.46%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	198,094.629	51.64%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	28,413.632	7.41%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	42,107.337	10.98%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	46,143.274	31.69%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	17,938.877	12.32%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	54,353.704	37.32%
MATRIX TRUST COMPANY CUST. FBO HOP - NADIA & NADINE, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,841.478	44.28%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Conservative Growth Fund (continued)
MATRIX TRUST COMPANY CUST. FBO ONE WAY DEVELOPMENT, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	813.529	19.56%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	R	895.384	21.53%

QS Defensive Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	7,695,344.582	84.01%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	14,882.668	14.87%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	26,746.388	26.72%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	8,492.816	8.48%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	14,491.765	14.48%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	21,378.142	21.36%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	7,246.517	7.24%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	3,624.635	10.46%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	14,114.387	40.74%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	2,120.087	6.12%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	2,108.574	6.09%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	9,108.168	26.29%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	14,971.685	14.71%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	10,947.646	10.75%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	13,057.349	12.83%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	17,494.893	17.19%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	13,986.632	13.74%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	7,248.710	7.12%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	13,372.486	13.14%
MID ATLANTIC TRUST COMPANY FBO CAPTEC ENGINEERING INC 401(K) PROFI 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	I	7,501.080	7.37%
MATRIX TRUST COMPANY CUST. FBO PAYROLL IRA ROTH- NAZARENE APOSTOLI 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	2,978.721	49.19%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Defensive Growth Fund (continued)
MATRIX TRUST COMPANY CUST. FBO HOP - NADIA & NADINE, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,959.474	32.36%
MATRIX TRUST COMPANY CUST. FBO SOTERIX MEDICAL, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	541.913	8.95%
MATRIX TRUST COMPANY CUST. FBO HILLIARD CITY SCHOOLS 403(B) PLAN 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	341.743	5.64%

QS Global Dividend Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	6,123.974	17.20%
BNYM I S TRUST CO CUST ROLLOVER IRA HOPE E MUCKLOW 375 HARROGATE SPRINGS ROAD, WETUMPKA AL 36093-3609	A	4,921.660	13.82%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	8,597.086	24.14%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	A	9,855.951	27.68%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	815,099.726	100.00%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	2,260.275	16.66%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	9,245.415	68.15%
RICKY L HEWITT SR IRA R/O 118 HEWITT LN, AYDLETT NC 27916-9501	C	934.831	6.89%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	FI	922.605	27.09%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	1,100.788	32.32%
VANGUARD BROKERAGE SERVICES A/C 7728-6591 P. O. BOX 1170, VALLEY FORGE PA 19482-1170	FI	268.254	7.88%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	FI	1,114.472	32.72%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	71,557.256	61.33%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	I	8,824.476	7.56%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	27,152.110	23.27%
LEGG MASON PARTNERS QS GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	5,070,096.077	17.58%
LEGG MASON PARTNERS QS MODERATE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,274,602.578	11.36%
LEGG MASON PARTNERS QS CONSERVATIVE GROWTH FUND 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,122,182.424	7.36%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,652,645.010	5.73%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	1,810,952.663	6.28%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Global Dividend Fund (continued)
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	4,538,008.300	15.74%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,952,732.355	10.24%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,480,549.775	8.60%
RELIANCE TRUST CO FBO ARDEN C/C PO BOX 28004, ATLANTA GA 30358	IS	3,256,746.206	11.30%

QS Global Equity Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	76,723.869	100.00%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	5,892,599.151	65.74%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	5,924.114	5.76%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	6,283.509	6.11%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	5,839.093	5.67%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	7,973.306	7.75%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	6,760.099	6.57%
JOHN ROMERO AGENCY INC 401(K) PLAN JOHN ROMERO TTEE 10 MERRICK AVE, MERRICK NY 11566	C	17,949.155	17.44%
ANDREA LEOPOLD TTEE FBO CHILDRENS SMILES DENTAL CARE 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	15,327.627	14.89%
CAPITAL BANK & TRUST COMPANY TTEE F CT WILSON CONSTRUCTION 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	6,346.554	6.17%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	IS	1,936.789	100.00%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	68,830.975	7.76%
TD AMERITRADE INC FBO CLIENTS PO BOX 2226, OMAHA NE 68103-2226	I	468,446.243	52.84%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	100,585.173	11.35%

QS Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	41,149,805.504	90.49%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	44,343.242	10.48%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	68,872.301	16.27%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	41,232.348	9.74%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Growth Fund (continued)
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	144,705.010	34.19%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	52,752.784	12.47%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	11,741.054	9.57%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	18,863.937	15.38%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	14,641.932	11.94%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	6,147.211	5.01%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	35,852.844	29.23%
MID ATLANTIC TRUST COMPANY FBO MAGICWIG PRODUCTIONS INC 401(K) PRO 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	I	7,948.184	6.48%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	9,594.652	7.82%
ASCENSUS TRUST COMPANY FBO EXECUTIVE GLASS SERVICES, INC. 401(K) 682727 PO BOX 10577, FARGO, ND 58106	R	557.436	9.56%
MATRIX TRUST COMPANY CUST. FBO IRA ACCOUNT - ASPIRE MG TRUST 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	367.560	6.30%
MATRIX TRUST COMPANY CUST. FBO PAYROLL IRA- EDIBLE ARRANGEMENTS 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	696.427	11.94%
MATRIX TRUST COMPANY CUST. FBO HOP - NADIA & NADINE, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	546.704	9.37%
MATRIX TRUST COMPANY CUST. FBO EDIBLE ARRANGEMENTS PERRY HALL 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	767.285	13.15%
MATRIX TRUST COMPANY CUST. FBO SOTERIX MEDICAL, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	385.065	6.60%
MATRIX TRUST COMPANY CUST. FBO LEO & ASSOCIATES INC- PAYROLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	352.002	6.03%
MATRIX TRUST COMPANY CUST. FBO CENNAIRUS PAYROLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	828.045	14.20%
MATRIX TRUST COMPANY CUST. FBO CENNAIRUS PAYROLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	370.330	6.35%
MATRIX TRUST COMPANY CUST. FBO CENNAIRUS PAYROLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	777.957	13.34%

QS Moderate Growth Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	24,584,255.874	85.78%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	50,889.433	13.50%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	146,117.289	38.76%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS Moderate Growth Fund (continued)
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	27,499.293	7.29%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	85,204.891	22.60%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	11,392.043	5.14%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	36,689.468	16.55%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	16,051.402	7.24%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	58,701.704	26.48%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	60,648.618	27.36%
MATRIX TRUST COMPANY CUST. FBO HOP - NADIA & NADINE, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,680.227	19.56%
MATRIX TRUST COMPANY CUST. FBO SOTERIX MEDICAL, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	562.812	6.55%
MATRIX TRUST COMPANY CUST. FBO ONE WAY DEVELOPMENT, INC. 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	2,559.444	29.79%
MATRIX TRUST COMPANY CUST. FBO MARQUISE ZINC PLUS, LLC. PAYROLL IR 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	492.765	5.74%
MATRIX TRUST COMPANY CUST. FBO CENNAIRUS PAYROLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	1,440.669	16.77%
MATRIX TRUST COMPANY CUST. FBO CENNAIRUS PAYROLL IRA 717 17TH STREET, SUITE 1300, DENVER CO 80202	R	599.565	6.98%

QS S&P 500 Index Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	716,306.798	7.58%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,769,413.093	61.02%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	D	357,886.752	42.81%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	D	203,060.025	24.29%
VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY, WINDSOR CT 06095-4773	D	214,750.419	25.69%

QS U.S. Large Cap Equity Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	1,156.095	33.52%
PAI TRUST COMPANY, INC. RHNL CONSULTING INC 401(K) P/S PLAN 1300 ENTERPRISE DRIVE, DE PERE WI 541150000	FI	244.735	7.10%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	FI	1,740.449	50.46%
LEGG MASON INC 100 INTERNATIONAL DR FL 10, BALTIMORE MD 21202-4673	I	3,170.358	100.00%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS EQUITY TRUST (continued)

QS U.S. Large Cap Equity Fund (continued)
LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	7,838,068.904	16.10%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	6,124,702.621	12.58%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 2 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,752,177.171	5.65%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,890,984.145	7.99%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	7,382,750.884	15.16%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	6,156,521.266	12.64%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,490,306.414	5.11%
STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	8,950,307.935	18.38%

LEGG MASON ETF INVESTMENT TRUST

ClearBridge All Cap Growth ETF
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET 6TH FLOOR, BALTIMORE, MD 21231		1,019,597	21.69%
RELIANCE TRUST COMPANY FBO MASSMUTUAL P.O. BOX 28004 ATLANTA, GA 30358		1,178,370	25.07%
LPL FINANCIAL CORPORATION 9785 TOWNE CENTER DRIVE SAN DIEGO, CA 92121		342,930	7.30%
RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100		672,908	14.32%
UBS FINANCIAL SERVICES INC. 1000 HARBOR BLVD WEEHAWKEN, NJ 07086		252,807	5.38%

ClearBridge Dividend Strategy ESG ETF
CHARLES SCHWAB & CO. INC 2423 E. LINCOLN DRIVE PHOENIX. AZ 85016		16,115	6.45%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET 6TH FLOOR BALTIMORE, MD 21231		29,456	11.78%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310		13,829	5.53%
BOFA SECURITIES, INC 4804 DEAR LAKE DR E JACKSONVILLE, FL 32246		13,265	5.31%
INTERACTIVE BROKERS RETAIL EQUITY CLEARING 8 GREENWICH OFFICE PARK GREENWICH, CT 06831		86,313	34.53%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001		29,595	11.84%

ClearBridge Dividend Strategy ESG ETF
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310		4,878,865	87.91%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON ETF INVESTMENT TRUST (continued)

Legg Mason Global Infrastructure ETF
CITIGROUP GLOBAL MARKETS INC 111 WALL ST FL 24 NEW YORK, NY 10005-3501		100,000	14.29%
GOLDMAN SACHS & CO. LLC 30 HUDSON STREET JERSEY CITY, NJ 07302		100,301	14.33%
INTERACTIVE BROKERS RETAIL EQUITY CLEARING 8 GREENWICH OFFICE PARK GREENWICH, CT 06831		102,705	14.67%
HSBC/CCSLB 452 FIFTH AVENUE NEW YORK, NY 10018		100,000	14.29%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310		40,930	5.85%
JP MORGAN SECURITIES, LLC/JPMC 500 STANTON CHRISTIANA ROAD, OPS 4 3RD FLOOR NEWARK, DE 19713		100,000	14.29%

Legg Mason International Low Volatility High Dividend ETF
CHARLES SCHWAB & CO. INC 2423 E. LINCOLN DRIVE PHOENIX. AZ 85016		311,566	11.80%
RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100		132,177	5.01%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310		200,627	7.60%
THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA15259		1,198,591	45.40%

Legg Mason Low Volatility High Dividend ETF
AMERICAN ENTERPRISE INVESTMENT SVC 682 AMP FINANCIAL CENTER MINNEAPOLIS, MN 55474		1,667,234	6.29%
RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100		1,739,470	6.56%
THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA15259		5,709,450	21.55%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES STREET 6TH FLOOR BALTIMORE, MD 21231		3,471,429	13.10%
TD AMERITRADE CLEARING INC. 200 S. 108TH AVE. OMAHA, NE 68154		3,761,217	14.19%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310		1,835,225	6.93%

Legg Mason Small-Cap Quality Value ETF
CHARLES SCHWAB & CO. INC 2423 E. LINCOLN DRIVE PHOENIX. AZ 85016		84,898	16.98%
E TRADE SECURITIES, LLC P.O. BOX 484 JERSEY CITY, NJ 07303-0484		62,859	12.57%
RELIANCE TRUST COMPANY FBO MASSMUTUAL P.O. BOX 28004 ATLANTA, GA 30358		106,789	21.36%
FIFTH THIRD BANCORP 38 FOUNTAIN SQUARE PLAZA CINCINNATI, OH 45263		69,000	13.80%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310		70,420	14.08%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON ETF INVESTMENT TRUST (continued)

Legg Mason Small-Cap Quality Value ETF (continued)
RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE. SOUTH MINNEAPOLIS, MN 55402-1110		46,666	9.33%

Western Asset Short Duration Income ETF
CHARLES SCHWAB & CO. INC 2423 E. LINCOLN DRIVE PHOENIX. AZ 85016		691,959	69.20%
JP MORGAN SECURITIES, LLC/JPMC 500 STANTON CHRISTIANA ROAD, OPS 4 3RD FLOOR NEWARK, DE 19713		180,000	18.00%

Western Asset Total Return ETF
TD AMERITRADE CLEARING INC. 200 S. 108TH AVE. OMAHA, NE 68154		891,296	21.22%
RELIANCE TRUST COMPANY FBO MASSMUTUAL P.O. BOX 28004 ATLANTA, GA 30358		999,439	23.80%
CHARLES SCHWAB & CO. INC 2423 E. LINCOLN DRIVE PHOENIX. AZ 85016		1,733,427	41.27%

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio
METLIFE INSURANCE CO USA SHAREHOLDER ACCOUNTING DEPT 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	10,629,358.927	48.35%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	9,341,492.517	42.49%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	781,651.586	10.87%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPERATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	1,902,305.458	26.44%
SECURITY BENEFIT LIFE INSURANCE CO-FBO UNBUNDLED 1 SECURITY BENEFIT PL, TOPEKA KS 66636-1000	II	437,346.580	6.08%
SEPARATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR, NEWPORT BEACH CA 92660-6307	II	386,800.910	5.38%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	1,525,090.284	21.20%
PACIFIC SELECT EXEC SEPARATE ACCOUNT 700 NEWPORT CENTER DR, NEWPORT BEACH CA 92660-6307	II	798,055.013	11.09%

ClearBridge Variable Appreciation Portfolio
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	5,206,525.223	37.39%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	8,054,387.425	57.84%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPERATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	407,762.836	12.49%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	1,100,758.386	33.71%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	II	1,678,858.675	51.42%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (continued)

ClearBridge Variable Dividend Strategy Portfolio
OHIO NATIONAL LIFE CO FBO SEPARATE ACCOUNTS P O BOX 237, CINCINNATI OH 45201-0237	I	2,538,895.586	46.87%
JEFFERSON NATIONAL LIFE INS CO 10350 ORMSBY PARK PL STE 600, LOUISVILLE KY 40223-6175	I	546,779.153	10.09%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	1,429,016.914	26.38%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	440,043.110	8.12%
MIDLAND NATIONAL LIFE INS CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	1,336,063.021	7.79%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPERATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	2,204,387.816	12.86%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	2,664,890.413	15.55%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	10,022,464.991	58.47%

ClearBridge Variable Large Cap Growth Portfolio
JEFFERSON NATIONAL LIFE INS CO 10350 ORMSBY PARK PL STE 600, LOUISVILLE KY 40223-6175	I	937,766.421	19.16%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	3,702,593.292	75.64%
MIDLAND NATIONAL LIFE INS CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	502,657.783	8.02%
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	434,723.268	6.94%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	5,123,538.308	81.74%

ClearBridge Variable Large Cap Value Portfolio
OHIO NATIONAL LIFE CO FBO SEPARATE ACCOUNTS P O BOX 237, CINCINNATI OH 45201-0237	I	4,169,842.604	31.67%
GENWORTH LIFE & ANNUITY INS CO 6620 W BROAD ST BLDG 3 5TH FL, RICHMOND VA 23230-1721	I	722,284.750	5.49%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	5,180,101.658	39.34%
NATIONWIDE TRUST COMPANY, NWPP P.O. BOX 182029, COLUMBUS OH 43218-2029	I	1,796,929.176	13.65%

ClearBridge Variable Mid Cap Portfolio
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	I	1,695,346.348	56.44%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	1,238,615.173	41.23%
PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	1,863,958.555	31.84%
MIDLAND NATIONAL LIFE INS CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	407,879.135	6.97%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (continued)

ClearBridge Variable Mid Cap Portfolio (continued)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST, FORT WAYNE IN 46802-3506	II	2,171,180.322	37.09%
PACIFIC SELECT EXEC SEPARATE ACCOUNT 700 NEWPORT CENTER DR, NEWPORT BEACH CA 92660-6307	II	548,423.725	9.37%

ClearBridge Variable Small Cap Growth Portfolio
RIVERSOURCE LIFE INSURANCE CO 10468 AMERIPRISE FINANCIAL CENTER, MINNEAPOLIS MN 55474-0001	I	626,913.894	6.62%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	1,765,782.325	18.65%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	3,860,019.422	40.77%
NATIONWIDE TRUST COMPANY NWVL14 P.O. BOX 182029, COLUMBUS OH 43218-2029	I	748,404.033	7.91%
PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	601,656.139	16.60%
GUARDIAN INSURANCE & ANNUITY CO INC 6255 STERNERS WAY, BETHLEHEM PA 18017-9464	II	289,537.059	7.99%
JEFFERSON NATIONAL LIFE INS CO 10350 ORMSBY PARK PL STE 600, LOUISVILLE KY 40223-6175	II	520,548.326	14.36%
MINNESOTA LIFE 400 ROBERT ST N, SAINT PAUL MN 55101-2037	II	530,170.443	14.63%
NATIONWIDE TRUST COMPANY NWVA4 P.O. BOX 182029, COLUMBUS OH 43218-2029	II	184,362.487	5.09%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	738,302.031	20.37%

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
OHIO NATIONAL LIFE CO FBO SEPARATE ACCOUNTS P O BOX 237, CINCINNATI OH 45201-0237	I	85,559,836.073	96.50%
PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	1,835,263.312	62.00%
PROTECTIVE LIFE & ANNUITY INSURANCE COMPANY PO BOX 2606, BIRMINGHAM AL 35202-2606	II	629,719.522	21.27%
AXA EQUITABLE LIFE INSURANCE COMPANY SEPERATE ACCOUNT 70 525 WASHINGTON BLVD 35 FL, JERSEY CITY NJ 07310-1606	II	312,689.779	10.56%

QS Variable Conservative Growth
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	2,434,366.102	46.27%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	2,218,932.434	42.18%
VENERABLE INSURANCE AND ANNUITY COMPANY 1475 DUNWOODY DR, WEST CHESTER PA 19380-1478	N/A	469,752.102	8.93%
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK 1300 S CLINTON ST FORT WAYNE IN 46802-3506	II	73,061.576	9.96%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	II	660,652.702	90.04%

Name and Address	Class	Shares Held	Percent of Class

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (continued)

QS Variable Growth
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	1,238,709.647	18.30%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	5,099,137.212	75.32%
VENERABLE INSURANCE AND ANNUITY COMPANY 1475 DUNWOODY DR, WEST CHESTER PA 19380-1478	N/A	344,540.997	5.09%

QS Variable Moderate Growth
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	N/A	1,869,321.949	80.12%
VENERABLE INSURANCE AND ANNUITY COMPANY 1475 DUNWOODY DR, WEST CHESTER PA 19380-1478	N/A	403,710.953	17.30%

Appendix I-1

Comparison of Current Management Agreement and New Management Agreement1

Investment Management Services	Investment Management Services

The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information [, and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund][2]. The Manager shall determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)][3], retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions [(including the execution of investment documentation)][4], all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of [the Fund and any exemptive orders and SEC staff

Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

2 Bracketed text included for Legg Mason ETF Investment Trust funds.

3 Bracketed text not included for ClearBridge Dividend Strategy Fund, ClearBridge International Small Cap Fund, ClearBridge Mid Cap Growth Fund, QS US Large Cap Equity Fund and the Legg Mason ETF Investment Trust funds.

4 Bracketed text not included for ClearBridge Dividend Strategy Fund, ClearBridge International Small Cap Fund, ClearBridge Mid Cap Growth Fund and QS US Large Cap Equity Fund.

I-1-1

no-action letters applicable to][5] the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund [and any sub-custodian or prime broker][6] as to deliveries of securities and other investments and payments of cash [in respect of transactions or cash margin calls][7] for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies [and may also include, from time to time, the investment of some of the Fund’s assets directly in securities or other instruments][8].

Brokerage Transactions	Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall

Same

5 Bracketed text included for Legg Mason ETF Investment Trust funds.

6 Bracketed text included for the Legg Mason ETF Investment Trust funds.

7 Bracketed text included for the Legg Mason ETF Investment Trust funds.

8 Bracketed text included for ClearBridge International Small Cap Fund and ClearBridge Mid Cap Growth Fund.

I-1-2

responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Additional Services	Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

Authority to Execute Documents	Authority to Execute Documents

The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.[9]	Same

Administrative and Management Services	Administrative and Management Services

Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to

Same

9 Text not included for ClearBridge Dividend Strategy Fund, ClearBridge International Small Cap Fund, ClearBridge Mid Cap Growth Fund and QS US Large Cap Equity Fund.

I-1-3

shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. [The Manager will act as the Fund’s liaison with subadministrators, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as may reasonably be requested by the Trustees.][10] Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager.	Same

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

Same

10 Bracketed text included for Legg Mason ETF Investment Trust funds.

I-1-4

Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act [or by any exemptive orders or SEC staff no-action letters applicable to the Fund][11] and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

Delegation of Duties	Delegation of Duties

Subject to the Board’s approval, [the Manager or the Fund] [at the expense of the Manager and to the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund, the Manager or the Fund][12] may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

Same

Expenses	Expenses

The Manager, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.	Same

11 Bracketed text included for Legg Mason ETF Investment Trust funds.

12 Bracketed text is used in lieu of the bracketed text that precedes it in the New Management Agreements for Legg Mason ETF Investment Trust funds.

I-1-5

[The Manager shall arrange for the following persons to provide services to the Fund, as may be required: (i) subject to the approval of the Board of Trustees, a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Fund; (iii) subject to the approval of the Board of Trustees, a transfer agent and registrar for the Fund; (iv) subject to the approval of the Board of Trustees, a securities lending agent for the Fund; (v) a dividend disbursing agent for the Fund; (vi) a depository; (vii) an accounting services provider; and (viii) an indicative optimized portfolio value calculation agent. The Trust may be a party to any agreement with any of the persons referred to in this Section 5. For any agreement to which the Trust is party, the agreement will be separately considered and approved by the Board of Trustees in accordance with all applicable requirements of the 1940 Act and the rules thereunder. For the avoidance of doubt, the service providers described in this Section 5 shall not be delegates of the Manager.][13]

The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s

13 Bracketed text is used in lieu of the bracketed text that precedes it in the New Management Agreements for Legg Mason ETF Investment Trust funds.

I-1-6

shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

[The Manager shall bear all fees and expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement, except such expenses that are assumed by the Fund or the Trust under Section 6(c) of this Agreement. In addition, the Manager shall bear the following fees and expenses of the Trust and/or the Fund (as may be required), other than those expenses under Section 6(c)(v) of this Agreement:

(i) Expenses of the Fund’s subadviser, sub-subadvisers, subadministrator, transfer agent, registrar, distributor, depository, dividend disbursing agent, securities lending agent, an index calculation, maintenance and dissemination agent, custodial services (including any recordkeeping services provided by the custodian), accounting services provider, and indicative optimized portfolio value calculation agent;

(ii) Expenses of obtaining quotations for calculating the value of the Fund’s net assets and expenses relating to the computation of the Fund’s net asset value;

(iii) Expenses of maintaining the Fund’s tax records;

(iv) Recordkeeping fees and expenses for shareholder accounts;

(v) Costs and/or fees, including legal fees, incident to meetings of the Fund’s shareholders, the preparation, printing and distribution of Fund product descriptions (unless such expenses are paid for pursuant to a Rule 12b-1 distribution plan or related agreement), notices and proxy statements and reports of the Fund to its shareholders and other related communications of the Fund to its shareholders (other than those that

I-1-7

are expenses pursuant to Section 6(c)(v)), the expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, and the expenses of issuing, redeeming, registering and qualifying for sale, shares with federal and state securities authorities;

(vi) Any licensing fees necessary for the operation of the Trust and the Fund;

(vii) Any costs related to the use of any index for which an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust or a Fund, of the Adviser, any sub-adviser, the distributor or promoter of a Fund serves as index provider, as such may be required by the 1940 Act or any exemptive relief relied upon under the 1940 Act;

(vii) The Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Maryland statutory trust registered as an open-end management investment company or fees that arise in the ordinary course of business in connection with listing Shares of any Fund on a securities exchange;

(viii) Costs of printing certificates (if any) representing shares of the Fund;

(ix) The Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(x) Association membership dues;

(xi) Pro rata organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles;

(_) The Trust and/or the Fund shall bear the following expenses:

(i) Taxes (including, but not limited to, income, excise, transfer and withholding taxes) and governmental fees, if any, levied against the Trust or the Fund;

(ii) Brokerage fees, commissions and other portfolio transaction expenses incurred for the Fund, including, without limitation, Acquired Fund Fees and Expenses (as such term is defined in Form N-lA as promulgated by the Securities and Exchange Commission) and

I-1-8

expenses relating to creation and redemption transactions;

(iii) Costs, including the interest expenses and any loan commitment fees, of borrowing money;

(iv) Expenses incurred pursuant to a Rule 12b-1 distribution plan or related agreement, including distribution fees;

(v) Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(vi) The management fee payable to the Manager under the Agreement.

The payment or assumption by the Manager of any expense of the Trust or the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Trust or the Fund on any subsequent occasion.][14]

Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Recordkeeping Obligations Same

Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

Board Members and Officers Same

14 Bracketed text is used in lieu of the bracketed text that precedes it for Legg Mason ETF Investment Trust funds.

I-1-9

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Fees

As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.[15]

Fees Same

15 For ClearBridge Large Cap Value Fund, the Fund pays the Manager a fee consisting of a base fee plus a performance adjustment on a quarterly basis.

I-1-10

Limitation of Liability of Manager

The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

Limitation of Liability of Manager Same

Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Other Activities Same

Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

Allocation of Investment Opportunities Same

I-1-11

Certain Defined Terms

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Certain Defined Terms Same

Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act][16].

Term of Agreement Same

Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

Termination Same

16 Bracketed text is used in lieu of the bracketed text that precedes it in New Management Agreements for the Legg Mason ETF Investment Trust funds.

I-1-12

Limitation of Recourse

The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

Limitation of Recourse Same

Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][17] Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns][18].

Amendments; Entire Agreement; Severability Same

No Third-Party Beneficiaries [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer	No Third-Party Beneficiaries Same

17 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

18 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

I-1-13

any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.][19]

Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.][20]

Governing Law; Jurisdiction Same

Force Majeure

Subject to the proviso above, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][21]

Force Majeure Same

19 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

20 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

21 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

14

Appendix I-2

Form of New Management Agreement1

MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [                ], [    ], by and between [Name of Trust] (the “Trust”) and Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”).]

WHEREAS, the Trust is a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information [, and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund]2. The Manager shall determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)]3, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

2 Bracketed text included for Legg Mason ETF Investment Trust funds.

3 Bracketed text not included for ClearBridge Dividend Strategy Fund, ClearBridge International Small Cap Fund, ClearBridge Mid Cap Growth Fund and QS US Large Cap Equity Fund.

I-2-1

and other investments in which the Fund invests, and shall implement those decisions [(including the execution of investment documentation)]4, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of [the Fund and any exemptive orders and SEC staff no-action letters applicable to]5 the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund [and any sub-custodian or prime broker]6 as to deliveries of securities and other investments and payments of cash [in respect of transactions or cash margin calls]7 for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies [and may also include, from time to time, the investment of some of the Fund’s assets directly in securities or other instruments]8. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. [The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.]9

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. [The Manager will act as the

4 Bracketed text not included for ClearBridge Dividend Strategy Fund, ClearBridge International Small Cap Fund, ClearBridge Mid Cap Growth Fund, QS US Large Cap Equity Fund and the Legg Mason ETF Investment Trust funds.

5 Bracketed text included for Legg Mason ETF Investment Trust funds.

6 Bracketed text included for the Legg Mason ETF Investment Trust funds.

7 Bracketed text included for Legg Mason ETF Investment Trust funds.

8 Bracketed text included for ClearBridge International Small Cap Fund and ClearBridge Mid Cap Growth Fund.

9 Bracketed text not included for ClearBridge Dividend Strategy Fund, ClearBridge International Small Cap Fund, ClearBridge Mid Cap Growth Fund and QS US Large Cap Equity Fund.

I-2-2

Fund’s liaison with subadministrators, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as may reasonably be requested by the Trustees.]10. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act [or by any exemptive orders or SEC staff no-action letters applicable to the Fund]11 and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, [the Manager or the Fund] [at the expense of the Manager and to the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund, the Manager or the Fund]12 may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. [The Manager shall arrange for the following persons to provide services to the Fund, as may be required: (i) subject to the approval of the Board of Trustees, a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Fund; (iii) subject to the approval of the Board of Trustees, a transfer agent and registrar for the Fund;

(iv) subject to the approval of the Board of Trustees, a securities lending agent for the Fund; (v) a dividend disbursing agent for the Fund; (vi) a depository; (vii) an accounting services provider; and (viii) an indicative optimized portfolio value calculation agent. The Trust may be a party to any agreement with any of the persons referred to in this Section 5. For any agreement to which the Trust is party, the agreement will be separately considered and approved by the Board of Trustees in accordance with all applicable requirements of the 1940 Act and the rules thereunder. For the avoidance of doubt, the service providers described in this Section 5 shall not be delegates of the Manager.]13 (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records

10 Bracketed text included for Legg Mason ETF Investment Trust funds.

11 Bracketed text included for Legg Mason ETF Investment Trust funds.

12 Bracketed text is used in lieu of the bracketed text that precedes it in the New Management Agreements for Legg Mason ETF Investment Trust funds.

13 Bracketed text included for Legg Mason ETF Investment Trust funds.

I-2-3

with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

[The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement, except such expenses that are assumed by the Trust and/or the Fund under this Section. In addition, the Manager shall bear] [the following fees and expenses of the Trust and/or the Fund (as may be required), other than those expenses under Section 6(c)(v) of this Agreement:

(i) Expenses of the Fund’s subadviser, sub-subadvisers, subadministrator, transfer agent, registrar, distributor, depository, dividend disbursing agent, securities lending agent, an index calculation, maintenance and dissemination agent, custodial services (including any recordkeeping services provided by the custodian), accounting services provider, and indicative optimized portfolio value calculation agent;

(ii) Expenses of obtaining quotations for calculating the value of the Fund’s net assets and expenses relating to the computation of the Fund’s net asset value;

(iii) Expenses of maintaining the Fund’s tax records;

(iv) Recordkeeping fees and expenses for shareholder accounts;

(v) Costs and/or fees, including legal fees, incident to meetings of the Fund’s shareholders, the preparation, printing and distribution of Fund product descriptions (unless such expenses are paid for pursuant to a Rule 12b-1 distribution plan or related agreement), notices and proxy statements and reports of the Fund to its shareholders and other related communications of the Fund to its shareholders (other than those that are expenses pursuant to Section 6(c)(v)), the expenses of preparing, setting in print, printing and distributing prospectuses and statements

I-2-4

of additional information and any supplements thereto, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, and the expenses of issuing, redeeming, registering and qualifying for sale, shares with federal and state securities authorities;

(vi) Any licensing fees necessary for the operation of the Trust and the Fund;

(vii) Any costs related to the use of any index for which an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust or a Fund, of the Adviser, any sub-adviser, the distributor or promoter of a Fund serves as index provider, as such may be required by the 1940 Act or any exemptive relief relied upon under the 1940 Act;

(vii) The Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Maryland statutory trust registered as an open-end management investment company or fees that arise in the ordinary course of business in connection with listing Shares of any Fund on a securities exchange;

(viii) Costs of printing certificates (if any) representing shares of the Fund;

(ix) The Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(x) Association membership dues;

(xi) Pro rata organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles;

(_) The Trust and/or the Fund shall bear the following expenses:

(i) Taxes (including, but not limited to, income, excise, transfer and withholding taxes) and governmental fees, if any, levied against the Trust or the Fund;

(ii) Brokerage fees, commissions and other portfolio transaction expenses incurred for the Fund, including, without limitation, Acquired Fund Fees and Expenses (as such term is defined in Form N-lA as promulgated by the Securities and Exchange Commission) and expenses relating to creation and redemption transactions;

(iii) Costs, including the interest expenses and any loan commitment fees, of borrowing money;

(iv) Expenses incurred pursuant to a Rule 12b-1 distribution plan or related agreement, including distribution fees;

(v) Extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(vi) The management fee payable to the Manager under the Agreement.]14

[The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.]15

14 Bracketed text is used in lieu of the bracketed text that precedes it for the Legg Mason ETF Investment Trust funds.

15 Bracketed text included for the Legg Mason ETF Investment Trust funds.

I-2-5

6. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.16

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

16 For ClearBridge Large Cap Value Fund, the Fund pays the Manager a fee consisting of a base fee plus a performance adjustment on a quarterly basis.

I-2-6

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act]17.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act]18.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]19 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns]20.

16. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.]21

[17.] This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives

17 Bracketed text is used in lieu of the bracketed text that precedes it in New Management Agreements for the Legg Mason ETF Investment Trust funds.

18 Bracketed text is used in lieu of the bracketed text that precedes it in New Management Agreements for the Legg Mason ETF Investment Trust funds.

19 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

20 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

21 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

I-2-7

any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.]22

[18. Subject to the proviso of the first sentence of Section 8 of this Agreement, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]23

[signature page to follow]

22 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

23 Bracketed text is used in New Management Agreements for the Legg Mason ETF Investment Trust funds.

I-2-8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF TRUST]

By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

I-2-9

Schedule A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

I-2-10

Appendix J-1

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement1

Investment Advisory Services	Investment Advisory Services

In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser][2] with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager][3], the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information [and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund][4]. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions(including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive

Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements between two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

3 For agreements between two Subadvisers, reference to the hiring Subadviser is also included.

4 Bracketed text included for Legg Mason ETF Investment Trust funds.

J-1-1

guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund [and any exemptive orders and SEC staff no-action letters applicable to the Fund][5] referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund [and any sub-custodian or prime broker][6] as to deliveries of securities and other investments and payments of cash [in respect of securities transactions or cash margin calls][7] for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Brokerage Transactions	Brokerage Transactions

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict

Same

5 Bracketed text included for Legg Mason ETF Investment Trust funds.

6 Bracketed text included for Legg Mason ETF Investment Trust funds.

7 Bracketed text included for Legg Mason ETF Investment Trust funds.

J-1-2

the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Additional Services	Additional Services

The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

Authority to Execute Documents	Authority to Execute Documents

The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

Same

Information to Be Provided by the Subadviser	Information to Be Provided by the Subadviser

The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager[8] with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.	Same

8 For agreements between two Subadvisers, reference to the hiring Subadviser is also included.

J-1-3

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act [or by any exemptive orders or SEC staff no-action letters applicable to the Fund][9] and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Same

Delegation of Duties	Delegation of Duties

[To the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund,][10] The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.	Same

9 Bracketed text included for Legg Mason ETF Investment Trust funds.

10 Bracketed text included for Legg Mason ETF Investment Trust funds.

J-1-4

Expenses	Expenses

The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; [Form CPO-PQR filings that relate to the Fund;][11] fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; [expenses relating to share certificates;] expenses relating to [creation and redemption transactions and][12] the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Same

11 Bracketed text included for Legg Mason ETF Investment Trust funds.

12 Bracketed text included for Legg Mason ETF Investment Trust funds.

J-1-5

Recordkeeping Obligations	Recordkeeping Obligations

The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.	Same

Board Members and Officers	Board Members and Officers

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.	Same

Fees	Fees

As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser [out of the management fee it receives with respect to the Fund, and only to the extent thereof][13], as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in

Same

13 Bracketed text not included for QS Global Dividend Fund, QS Legg Mason Dynamic Multi-Strategy VIT Portfolio, ClearBridge Sustainability Leaders Fund, ClearBridge Select Fund, the Legg Mason ETF Investment Trust funds.

J-1-6

that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

Limitation of Liability of Subadviser	Limitation of Liability of Subadviser

The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager[14] or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.	Same

14 For agreements between two Subadvisers, reference to the hiring Subadviser is also included.

J-1-7

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.	Same

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund][15] in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act][16].

Same

15 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

16 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

J-1-8

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

Same

Limitation of Recourse	Limitation of Recourse

The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act][17].

This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][18] Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the

Same

17 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

18 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

J-1-9

benefit of the parties hereto and their respective successors [and assigns][19].

No Third-Party Beneficiaries	No Third-Party Beneficiaries

[This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.][20]	Same

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division][21].

Same

Force Majeure	Force Majeure

Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other

Same

19 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

20 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

21 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

J-1-10

catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][22]

22 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

J-1-11

Appendix J-2

Form of New Subadvisory Agreement1

---

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this [    ] day of [            ], [    ], by and between [Name of Manager]2, and [Name of Subadviser]3, a [type of entity] (the “Subadviser”).

WHEREAS, the Manager has been retained by [Name of Trust] (the “Trust”), a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”) and Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

[WHEREAS, the Subadviser has been retained by [Name of Manager]to provide investment advisory, management, and administrative services to [Name of Trust] (the “Trust”), a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A Annexed hereto (the “Fund”); and

WHEREAS, the Subadviser wishes to engage [name of Sub-subadviser] to provide certain investment advisory services to the Fund, and [name of Sub-subadviser] is willing to furnish such services on the terms and conditions hereinafter set forth;]4

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser]5 with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager]6, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements between two Subadvisers, references to the Manager are replaced by references to the hiring Subadviser that has engaged the other Subadviser, unless otherwise noted.

3 For agreements between two Subadvisers, references to the Subadviser are replaced by references to the Subadviser being engaged, unless otherwise noted.

4 For agreements between two Subadvisers, the Bracketed text is used in lieu of the two preceding clauses.

5 For agreements between two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

6 For agreements between two Subadvisers, reference to the hiring Subadviser is also included.

J-2-1

to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information [and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund]7. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased (including, as permitted in accordance with this paragraph, swap agreements, options and futures), retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund [and any exemptive orders and SEC staff no-action letters applicable to the Fund]8 referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund [and any sub-custodian or prime broker]9 as to deliveries of securities and other investments and payments of cash [in respect of securities transactions or cash margin calls]10 for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.

(    ) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

7 Bracketed text included for Legg Mason ETF Investment Trust funds.

8 Bracketed text included for Legg Mason ETF Investment Trust funds.

9 Bracketed text included for Legg Mason ETF Investment Trust funds.

10 Bracketed text included for Legg Mason ETF Investment Trust funds.

J-2-2

Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act [or by any exemptive orders or SEC staff no-action letters applicable to the Fund]11 and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. [To the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund,]12 The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager13 with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; [Form CPO-PQR filings that relate to the Fund;]14 fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; [expenses relating to share certificates;] expenses relating to [creation and redemption transactions and]15 the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

11 Bracketed text included for Legg Mason ETF Investment Trust funds.

12 Bracketed text included for Legg Mason ETF Investment Trust funds.

13 For agreements between two Subadvisers, reference to the hiring Subadviser is also included.

14 Bracketed text included for Legg Mason ETF Investment Trust funds.

15 Bracketed text included for Legg Mason ETF Investment Trust funds.

J-2-3

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser [out of the management fee it receives with respect to the Fund, and only to the extent thereof,]16 as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager17 or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through

16 Bracketed text not included for QS Global Dividend Fund, QS Legg Mason Dynamic Multi-Strategy VIT Portfolio, ClearBridge Sustainability Leaders Fund, ClearBridge Select Fund, and Legg Mason ETF Investment Trust funds.

17 For agreements between two Subadvisers, reference to the hiring Subadviser is also included.

J-2-4

the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act]18.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act]19.

16. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]20 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and assigns]21.

17. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.]22

[18.] This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division]23.

[19. Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of

18 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

19 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

20 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

21 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

22 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

23 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

J-2-5

civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]24

[signature page to follow]

24 Bracketed text is used in New Subadvisory Agreements for the Legg Mason ETF Investment Trust funds.

J-2-6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF MANAGER][25]

By:
Name:
Title:

[NAME OF SUBADVISER]

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his/her capacity as an officer of the Trust. The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

[NAME OF TRUST]

By:
Name:
Title:

25 For agreements between two Subadvisers, the parties of the agreement, as noted above, are the two Subadvisers.

J-2-7

[This annex is applicable only to Subadvisory Agreements with

Western Asset Management Company Limited]

ANNEX I

This Annex I forms a part of the Subadvisory Agreement dated as of [date] by and between Western Asset Management Company, a California corporation, and Western Asset Management Company Limited (“WAML”), an entity authorized and regulated in the United Kingdom by the Financial Conduct Authority (the “FCA”).

1. WAML represents, warrants and covenants that it is authorized and regulated by the FCA.

2. WAML has classified the Fund as an Intermediate Customer as defined by the FCA Rules.

J-2-8

SCHEDULE A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

J-2-9

EQUITY 007CFN0EAE

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours

LMF_31298_040820_EQ

FUNDS	FUNDS	FUNDS
Clearbridge Aggressive Growth Fund	Clearbridge All Cap Value Fund	Clearbridge Appreciation Fund
Clearbridge Dividend Strategy Fund	Clearbridge International Small Cap Fund	Clearbridge International Value Fund
Clearbridge Large Cap Growth Fund	Clearbridge Large Cap Value Fund	Clearbridge Mid Cap Fund
Clearbridge Mid Cap Growth Fund	Clearbridge Select Fund	Clearbridge Small Cap Growth Fund
Clearbridge Small Cap Value Fund	Clearbridge Sustainability Leaders Fund	Clearbridge Tactical Dividend Income Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Clearbridge Aggressive Growth Fund	☐	☐	☐	02 Clearbridge All Cap Value Fund	☐	☐	☐
03 Clearbridge Appreciation Fund	☐	☐	☐	04 Clearbridge Dividend Strategy Fund	☐	☐	☐
05 Clearbridge International Small Cap Fund	☐	☐	☐	06 Clearbridge International Value Fund	☐	☐	☐
07 Clearbridge Large Cap Growth Fund	☐	☐	☐	08 Clearbridge Large Cap Value Fund	☐	☐	☐
09 Clearbridge Mid Cap Fund	☐	☐	☐	10 Clearbridge Mid Cap Growth Fund	☐	☐	☐
11 Clearbridge Select Fund	☐	☐	☐	12 Clearbridge Small Cap Growth Fund	☐	☐	☐
13 Clearbridge Small Cap Value Fund	☐	☐	☐	14 Clearbridge Sustainability Leaders Fund	☐	☐	☐
15 Clearbridge Tactical Dividend Income Fund	☐	☐	☐

2. To approve a New Subadvisory Agreement with: 2-A ClearBridge Investments, LLC
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Clearbridge Aggressive Growth Fund	☐	☐	☐	02 Clearbridge All Cap Value Fund	☐	☐	☐
03 Clearbridge Appreciation Fund	☐	☐	☐	04 Clearbridge Dividend Strategy Fund	☐	☐	☐
05 Clearbridge International Small Cap Fund	☐	☐	☐	06 Clearbridge International Value Fund	☐	☐	☐
07 Clearbridge Large Cap Growth Fund	☐	☐	☐	08 Clearbridge Large Cap Value Fund	☐	☐	☐
09 Clearbridge Mid Cap Fund	☐	☐	☐	10 Clearbridge Mid Cap Growth Fund	☐	☐	☐
11 Clearbridge Select Fund	☐	☐	☐	12 Clearbridge Small Cap Growth Fund	☐	☐	☐
13 Clearbridge Small Cap Value Fund	☐	☐	☐	14 Clearbridge Sustainability Leaders Fund	☐	☐	☐
15 Clearbridge Tactical Dividend Income Fund	☐	☐	☐

2-B ClearBridge RARE Infrastructure (North America) Pty Limited

Non-Applicable to your Fund(s)

2-C QS Investors, LLC

Non-Applicable to your Fund(s)

2-D Western Asset Management Company, LLC
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Clearbridge Aggressive Growth Fund	☐	☐	☐	02 Clearbridge All Cap Value Fund	☐	☐	☐
03 Clearbridge Appreciation Fund	☐	☐	☐	04 Clearbridge Dividend Strategy Fund	☐	☐	☐
05 Clearbridge International Small Cap Fund	☐	☐	☐	06 Clearbridge International Value Fund	☐	☐	☐
07 Clearbridge Large Cap Growth Fund	☐	☐	☐	08 Clearbridge Large Cap Value Fund	☐	☐	☐
09 Clearbridge Mid Cap Fund	☐	☐	☐	10 Clearbridge Mid Cap Growth Fund	☐	☐	☐
11 Clearbridge Select Fund	☐	☐	☐	12 Clearbridge Small Cap Growth Fund	☐	☐	☐
13 Clearbridge Small Cap Value Fund	☐	☐	☐	14 Clearbridge Sustainability Leaders Fund	☐	☐	☐
15 Clearbridge Tactical Dividend Income Fund	☐	☐	☐

2-E Western Asset Management Company Limited

Non-Applicable to your Fund(s)

2-F Western Asset Management Company Ltd

Non-Applicable to your Fund(s)

2-G Western Asset Management Company Pte. Ltd.

Non-Applicable to your Fund(s)

2-H Royce & Associates, LP

Non-Applicable to your Fund(s)

3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

⬛	xxxxxxxxxxxxxx	LMF1 31298	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours

LMF_31298_040820_EQ

FUNDS	FUNDS	FUNDS
QS Conservative Growth Fund	QS Defensive Growth Fund	QS Global Dividend Fund
QS Global Equity Fund	QS Growth Fund	QS Moderate Growth Fund
QS S&P 500 Index Fund	QS U.S. Large Cap Equity Fund	Clearbridge Variable Aggressive Growth Port
Clearbridge Variable Appreciation Port	Clearbridge Variable Dividend Strategy Port Cl	Clearbridge Variable Large Cap Growth Port
Clearbridge Variable Large Cap Value Port	Clearbridge Variable Mid Cap Portfolio	Clearbridge Variable Small Cap Growth Port

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 QS Conservative Growth Fund	☐	☐	☐	02 QS Defensive Growth Fund	☐	☐	☐
03 QS Global Dividend Fund	☐	☐	☐	04 QS Global Equity Fund	☐	☐	☐
05 QS Growth Fund	☐	☐	☐	06 QS Moderate Growth Fund	☐	☐	☐
07 QS S&P 500 Index Fund	☐	☐	☐	08 QS U.S. Large Cap Equity Fund	☐	☐	☐
09 Clearbridge Variable Aggressive Growth Port	☐	☐	☐	10 Clearbridge Variable Appreciation Port	☐	☐	☐
11 Clearbridge Variable Dividend Strategy Port Cl	☐	☐	☐	12 Clearbridge Variable Large Cap Growth Port	☐	☐	☐
13 Clearbridge Variable Large Cap Value Port	☐	☐	☐	14 Clearbridge Variable Mid Cap Portfolio	☐	☐	☐
15 Clearbridge Variable Small Cap Growth Port	☐	☐	☐

2. To approve a New Subadvisory Agreement with: 2-A ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Clearbridge Variable Aggressive Growth Port	☐	☐	☐	02 Clearbridge Variable Appreciation Port	☐	☐	☐
03 Clearbridge Variable Dividend Strategy Port Cl	☐	☐	☐	04 Clearbridge Variable Large Cap Growth Port	☐	☐	☐
05 Clearbridge Variable Large Cap Value Port	☐	☐	☐	06 Clearbridge Variable Mid Cap Portfolio	☐	☐	☐
07 Clearbridge Variable Small Cap Growth Port	☐	☐	☐

2-B ClearBridge RARE Infrastructure (North America) Pty Limited

Non-Applicable to your Fund(s)

2-C QS Investors, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 QS Conservative Growth Fund	☐	☐	☐	02 QS Defensive Growth Fund	☐	☐	☐
03 QS Global Dividend Fund	☐	☐	☐	04 QS Global Equity Fund	☐	☐	☐
05 QS Growth Fund	☐	☐	☐	06 QS Moderate Growth Fund	☐	☐	☐
07 QS S&P 500 Index Fund	☐	☐	☐	08 QS U.S. Large Cap Equity Fund	☐	☐	☐

2-D Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
					☐	☐	☐
01 QS Conservative Growth Fund	☐	☐	☐	02 QS Defensive Growth Fund	☐	☐	☐
03 QS Global Dividend Fund	☐	☐	☐	04 QS Global Equity Fund	☐	☐	☐
05 QS Growth Fund	☐	☐	☐	06 QS Moderate Growth Fund	☐	☐	☐
07 QS S&P 500 Index Fund	☐	☐	☐	08 QS U.S. Large Cap Equity Fund	☐	☐	☐
09 Clearbridge Variable Aggressive Growth Port	☐	☐	☐	10 Clearbridge Variable Appreciation Port	☐	☐	☐
11 Clearbridge Variable Dividend Strategy Port Cl	☐	☐	☐	12 Clearbridge Variable Large Cap Growth Port	☐	☐	☐
13 Clearbridge Variable Large Cap Value Port	☐	☐	☐	14 Clearbridge Variable Mid Cap Portfolio	☐	☐	☐
15 Clearbridge Variable Small Cap Growth Port	☐	☐	☐

2-E Western Asset Management Company Limited

Non-Applicable to your Fund(s)

2-F Western Asset Management Company Ltd

Non-Applicable to your Fund(s)

2-G Western Asset Management Company Pte. Ltd.

Non-Applicable to your Fund(s)

2-H Royce & Associates, LP

Non-Applicable to your Fund(s)

3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
	Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

⬛	xxxxxxxxxxxxxx	LMF1 31298	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours

LMF_31298_040820_EQ

FUNDS	FUNDS	FUNDS
QS Legg Mason Dynamic Multi-Strategy VIT	QS Variable Conservative Growth	QS Variable Growth
QS Variable Moderate Growth	Clearbridge All Cap Growth ETF	Clearbridge Dividend Strategy Esg ETF
Clearbridge Large Cap Growth Esg ETF	Legg Mason Global Infrastructure ETF	LM International Low Volatility High Dividend ETF
Legg Mason Low Volatility High Dividend ETF	Legg Mason Small-Cap Quality Value ETF	Western Asset Short Duration Income ETF
Western Asset Total Return ETF

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 QS Legg Mason Dynamic Multi-Strategy VIT	☐	☐	☐	02 QS Variable Conservative Growth	☐	☐	☐
03 QS Variable Growth	☐	☐	☐	04 QS Variable Moderate Growth	☐	☐	☐
05 Clearbridge All Cap Growth ETF	☐	☐	☐	06 Clearbridge Dividend Strategy Esg ETF	☐	☐	☐
07 Clearbridge Large Cap Growth Esg ETF	☐	☐	☐	08 Legg Mason Global Infrastructure ETF	☐	☐	☐
09 LM International Low Volatility High Dividend ETF	☐	☐	☐	10 Legg Mason Low Volatility High Dividend ETF	☐	☐	☐
11 Legg Mason Small-Cap Quality Value ETF	☐	☐	☐	12 Western Asset Short Duration Income ETF	☐	☐	☐
13 Western Asset Total Return ETF	☐	☐	☐

2. To approve a New Subadvisory Agreement with: 2-A ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Clearbridge All Cap Growth ETF	☐	☐	☐	02 Clearbridge Dividend Strategy Esg ETF	☐	☐	☐
03 Clearbridge Large Cap Growth Esg ETF	☐	☐	☐

2-B ClearBridge RARE Infrastructure (North America) Pty Limited

	FOR	AGAINST	ABSTAIN

Legg Mason Global Infrastructure ETF	☐	☐	☐

2-C QS Investors, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 QS Legg Mason Dynamic Multi-Strategy VIT	☐	☐	☐	02 QS Variable Conservative Growth	☐	☐	☐
03 QS Variable Growth	☐	☐	☐	04 QS Variable Moderate Growth	☐	☐	☐
05 LM International Low Volatility High Dividend ETF	☐	☐	☐	06 Legg Mason Low Volatility High Dividend ETF	☐	☐	☐

2-D Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
					☐	☐	☐
01 QS Legg Mason Dynamic Multi-Strategy VIT	☐	☐	☐	02 QS Variable Conservative Growth	☐	☐	☐
03 QS Variable Growth	☐	☐	☐	04 QS Variable Moderate Growth	☐	☐	☐
05 Clearbridge All Cap Growth ETF	☐	☐	☐	06 Clearbridge Dividend Strategy Esg ETF	☐	☐	☐
07 Clearbridge Large Cap Growth Esg ETF	☐	☐	☐	08 Legg Mason Global Infrastructure ETF	☐	☐	☐
09 LM International Low Volatility High Dividend ETF	☐	☐	☐	10 Legg Mason Low Volatility High Dividend ETF	☐	☐	☐
11 Legg Mason Small-Cap Quality Value ETF	☐	☐	☐	12 Western Asset Short Duration Income ETF	☐	☐	☐
13 Western Asset Total Return ETF	☐	☐	☐

2-E Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Western Asset Short Duration Income ETF	☐	☐	☐	02 Western Asset Total Return ETF	☐	☐	☐

2-F Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Western Asset Short Duration Income ETF	☐	☐	☐	02 Western Asset Total Return ETF	☐	☐	☐

2-G Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Western Asset Short Duration Income ETF	☐	☐	☐	02 Western Asset Total Return ETF	☐	☐	☐

2-H Royce & Associates, LP

	FOR	AGAINST	ABSTAIN

Legg Mason Small-Cap Quality Value ETF	☐	☐	☐

3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
	Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

⬛	xxxxxxxxxxxxxx	LMF1 31298	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

VOTING INSTRUCTION CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours

LMF_31298_040820_EQ_VI

FUNDS	FUNDS	FUNDS
Clearbridge Aggressive Growth Fund	Clearbridge All Cap Value Fund	Clearbridge Appreciation Fund
Clearbridge Dividend Strategy Fund	Clearbridge International Small Cap Fund	Clearbridge International Value Fund
Clearbridge Large Cap Growth Fund	Clearbridge Large Cap Value Fund	Clearbridge Mid Cap Fund
Clearbridge Mid Cap Growth Fund	Clearbridge Select Fund	Clearbridge Small Cap Growth Fund
Clearbridge Small Cap Value Fund	Clearbridge Sustainability Leaders Fund	Clearbridge Tactical Dividend Income Fund

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Clearbridge Aggressive Growth Fund	☐	☐	☐	02 Clearbridge All Cap Value Fund	☐	☐	☐
03 Clearbridge Appreciation Fund	☐	☐	☐	04 Clearbridge Dividend Strategy Fund	☐	☐	☐
05 Clearbridge International Small Cap Fund	☐	☐	☐	06 Clearbridge International Value Fund	☐	☐	☐
07 Clearbridge Large Cap Growth Fund	☐	☐	☐	08 Clearbridge Large Cap Value Fund	☐	☐	☐
09 Clearbridge Mid Cap Fund	☐	☐	☐	10 Clearbridge Mid Cap Growth Fund	☐	☐	☐
11 Clearbridge Select Fund	☐	☐	☐	12 Clearbridge Small Cap Growth Fund	☐	☐	☐
13 Clearbridge Small Cap Value Fund	☐	☐	☐	14 Clearbridge Sustainability Leaders Fund	☐	☐	☐
15 Clearbridge Tactical Dividend Income Fund	☐	☐	☐

2. To approve a New Subadvisory Agreement with: 2-A ClearBridge Investments, LLC
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Clearbridge Aggressive Growth Fund	☐	☐	☐	02 Clearbridge All Cap Value Fund	☐	☐	☐
03 Clearbridge Appreciation Fund	☐	☐	☐	04 Clearbridge Dividend Strategy Fund	☐	☐	☐
05 Clearbridge International Small Cap Fund	☐	☐	☐	06 Clearbridge International Value Fund	☐	☐	☐
07 Clearbridge Large Cap Growth Fund	☐	☐	☐	08 Clearbridge Large Cap Value Fund	☐	☐	☐
09 Clearbridge Mid Cap Fund	☐	☐	☐	10 Clearbridge Mid Cap Growth Fund	☐	☐	☐
11 Clearbridge Select Fund	☐	☐	☐	12 Clearbridge Small Cap Growth Fund	☐	☐	☐
13 Clearbridge Small Cap Value Fund	☐	☐	☐	14 Clearbridge Sustainability Leaders Fund	☐	☐	☐
15 Clearbridge Tactical Dividend Income Fund	☐	☐	☐

2-B ClearBridge RARE Infrastructure (North America) Pty Limited

Non-Applicable to your Fund(s)

2-C QS Investors, LLC

Non-Applicable to your Fund(s)

2-D Western Asset Management Company, LLC
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Clearbridge Aggressive Growth Fund	☐	☐	☐	02 Clearbridge All Cap Value Fund	☐	☐	☐
03 Clearbridge Appreciation Fund	☐	☐	☐	04 Clearbridge Dividend Strategy Fund	☐	☐	☐
05 Clearbridge International Small Cap Fund	☐	☐	☐	06 Clearbridge International Value Fund	☐	☐	☐
07 Clearbridge Large Cap Growth Fund	☐	☐	☐	08 Clearbridge Large Cap Value Fund	☐	☐	☐
09 Clearbridge Mid Cap Fund	☐	☐	☐	10 Clearbridge Mid Cap Growth Fund	☐	☐	☐
11 Clearbridge Select Fund	☐	☐	☐	12 Clearbridge Small Cap Growth Fund	☐	☐	☐
13 Clearbridge Small Cap Value Fund	☐	☐	☐	14 Clearbridge Sustainability Leaders Fund	☐	☐	☐
15 Clearbridge Tactical Dividend Income Fund	☐	☐	☐

2-E Western Asset Management Company Limited

Non-Applicable to your Fund(s)

2-F Western Asset Management Company Ltd

Non-Applicable to your Fund(s)

2-G Western Asset Management Company Pte. Ltd.

Non-Applicable to your Fund(s)

2-H Royce & Associates, LP

Non-Applicable to your Fund(s)

3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

⬛	xxxxxxxxxxxxxx	LMF1 31298	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours

LMF_31298_040820_EQ_VI

FUNDS	FUNDS	FUNDS
QS Conservative Growth Fund	QS Defensive Growth Fund	QS Global Dividend Fund
QS Global Equity Fund	QS Growth Fund	QS Moderate Growth Fund
QS S&P 500 Index Fund	QS U.S. Large Cap Equity Fund	Clearbridge Variable Aggressive Growth Port
Clearbridge Variable Appreciation Port	Clearbridge Variable Dividend Strategy Port Cl	Clearbridge Variable Large Cap Growth Port
Clearbridge Variable Large Cap Value Port	Clearbridge Variable Mid Cap Portfolio	Clearbridge Variable Small Cap Growth Port

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 QS Conservative Growth Fund	☐	☐	☐	02 QS Defensive Growth Fund	☐	☐	☐
03 QS Global Dividend Fund	☐	☐	☐	04 QS Global Equity Fund	☐	☐	☐
05 QS Growth Fund	☐	☐	☐	06 QS Moderate Growth Fund	☐	☐	☐
07 QS S&P 500 Index Fund	☐	☐	☐	08 QS U.S. Large Cap Equity Fund	☐	☐	☐
09 Clearbridge Variable Aggressive Growth Port	☐	☐	☐	10 Clearbridge Variable Appreciation Port	☐	☐	☐
11 Clearbridge Variable Dividend Strategy Port Cl	☐	☐	☐	12 Clearbridge Variable Large Cap Growth Port	☐	☐	☐
13 Clearbridge Variable Large Cap Value Port	☐	☐	☐	14 Clearbridge Variable Mid Cap Portfolio	☐	☐	☐
15 Clearbridge Variable Small Cap Growth Port	☐	☐	☐

2. To approve a New Subadvisory Agreement with: 2-A ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Clearbridge Variable Aggressive Growth Port	☐	☐	☐	02 Clearbridge Variable Appreciation Port	☐	☐	☐
03 Clearbridge Variable Dividend Strategy Port Cl	☐	☐	☐	04 Clearbridge Variable Large Cap Growth Port	☐	☐	☐
05 Clearbridge Variable Large Cap Value Port	☐	☐	☐	06 Clearbridge Variable Mid Cap Portfolio	☐	☐	☐
07 Clearbridge Variable Small Cap Growth Port	☐	☐	☐

2-B ClearBridge RARE Infrastructure (North America) Pty Limited

Non-Applicable to your Fund(s)

2-C QS Investors, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 QS Conservative Growth Fund	☐	☐	☐	02 QS Defensive Growth Fund	☐	☐	☐
03 QS Global Dividend Fund	☐	☐	☐	04 QS Global Equity Fund	☐	☐	☐
05 QS Growth Fund	☐	☐	☐	06 QS Moderate Growth Fund	☐	☐	☐
07 QS S&P 500 Index Fund	☐	☐	☐	08 QS U.S. Large Cap Equity Fund	☐	☐	☐

2-D Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
					☐	☐	☐
01 QS Conservative Growth Fund	☐	☐	☐	02 QS Defensive Growth Fund	☐	☐	☐
03 QS Global Dividend Fund	☐	☐	☐	04 QS Global Equity Fund	☐	☐	☐
05 QS Growth Fund	☐	☐	☐	06 QS Moderate Growth Fund	☐	☐	☐
07 QS S&P 500 Index Fund	☐	☐	☐	08 QS U.S. Large Cap Equity Fund	☐	☐	☐
09 Clearbridge Variable Aggressive Growth Port	☐	☐	☐	10 Clearbridge Variable Appreciation Port	☐	☐	☐
11 Clearbridge Variable Dividend Strategy Port Cl	☐	☐	☐	12 Clearbridge Variable Large Cap Growth Port	☐	☐	☐
13 Clearbridge Variable Large Cap Value Port	☐	☐	☐	14 Clearbridge Variable Mid Cap Portfolio	☐	☐	☐
15 Clearbridge Variable Small Cap Growth Port	☐	☐	☐

2-E Western Asset Management Company Limited

Non-Applicable to your Fund(s)

2-F Western Asset Management Company Ltd

Non-Applicable to your Fund(s)

2-G Western Asset Management Company Pte. Ltd.

Non-Applicable to your Fund(s)

2-H Royce & Associates, LP

Non-Applicable to your Fund(s)

3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
	Note:	Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

⬛	xxxxxxxxxxxxxx	LMF1 31298	xxxxxxxxxxxxxx

LEGG MASON-SPONSORED FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

[INSURANCE COMPANY NAME DROP-IN]

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders scheduled to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on July 14, 2020 at 11:00 a.m. (Eastern time), or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders scheduled to be held on July 14, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmf-31298

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE: Call 1-866-298-8476 Follow the recorded instructions available 24 hours

LMF_31298_040820_EQ_VI

FUNDS	FUNDS	FUNDS
QS Legg Mason Dynamic Multi-Strategy VIT	QS Variable Conservative Growth	QS Variable Growth
QS Variable Moderate Growth	Clearbridge All Cap Growth ETF	Clearbridge Dividend Strategy Esg ETF
Clearbridge Large Cap Growth Esg ETF	Legg Mason Global Infrastructure ETF	LM International Low Volatility High Dividend ETF
Legg Mason Low Volatility High Dividend ETF	Legg Mason Small-Cap Quality Value ETF	Western Asset Short Duration Income ETF
Western Asset Total Return ETF

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://leggmason.com/virtualproxyfundsmeeting). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).

1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 QS Legg Mason Dynamic Multi-Strategy VIT	☐	☐	☐	02 QS Variable Conservative Growth	☐	☐	☐
03 QS Variable Growth	☐	☐	☐	04 QS Variable Moderate Growth	☐	☐	☐
05 Clearbridge All Cap Growth ETF	☐	☐	☐	06 Clearbridge Dividend Strategy Esg ETF	☐	☐	☐
07 Clearbridge Large Cap Growth Esg ETF	☐	☐	☐	08 Legg Mason Global Infrastructure ETF	☐	☐	☐
09 LM International Low Volatility High Dividend ETF	☐	☐	☐	10 Legg Mason Low Volatility High Dividend ETF	☐	☐	☐
11 Legg Mason Small-Cap Quality Value ETF	☐	☐	☐	12 Western Asset Short Duration Income ETF	☐	☐	☐
13 Western Asset Total Return ETF	☐	☐	☐

2. To approve a New Subadvisory Agreement with: 2-A ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Clearbridge All Cap Growth ETF	☐	☐	☐	02 Clearbridge Dividend Strategy Esg ETF	☐	☐	☐
03 Clearbridge Large Cap Growth Esg ETF	☐	☐	☐

2-B ClearBridge RARE Infrastructure (North America) Pty Limited

	FOR	AGAINST	ABSTAIN

Legg Mason Global Infrastructure ETF	☐	☐	☐

2-C QS Investors, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 QS Legg Mason Dynamic Multi-Strategy VIT	☐	☐	☐	02 QS Variable Conservative Growth	☐	☐	☐
03 QS Variable Growth	☐	☐	☐	04 QS Variable Moderate Growth	☐	☐	☐
05 LM International Low Volatility High Dividend ETF	☐	☐	☐	06 Legg Mason Low Volatility High Dividend ETF	☐	☐	☐

2-D Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
					☐	☐	☐
01 QS Legg Mason Dynamic Multi-Strategy VIT	☐	☐	☐	02 QS Variable Conservative Growth	☐	☐	☐
03 QS Variable Growth	☐	☐	☐	04 QS Variable Moderate Growth	☐	☐	☐
05 Clearbridge All Cap Growth ETF	☐	☐	☐	06 Clearbridge Dividend Strategy Esg ETF	☐	☐	☐
07 Clearbridge Large Cap Growth Esg ETF	☐	☐	☐	08 Legg Mason Global Infrastructure ETF	☐	☐	☐
09 LM International Low Volatility High Dividend ETF	☐	☐	☐	10 Legg Mason Low Volatility High Dividend ETF	☐	☐	☐
11 Legg Mason Small-Cap Quality Value ETF	☐	☐	☐	12 Western Asset Short Duration Income ETF	☐	☐	☐
13 Western Asset Total Return ETF	☐	☐	☐

2-E Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Western Asset Short Duration Income ETF	☐	☐	☐	02 Western Asset Total Return ETF	☐	☐	☐

2-F Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Western Asset Short Duration Income ETF	☐	☐	☐	02 Western Asset Total Return ETF	☐	☐	☐

2-G Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01 Western Asset Short Duration Income ETF	☐	☐	☐	02 Western Asset Total Return ETF	☐	☐	☐

2-H Royce & Associates, LP

	FOR	AGAINST	ABSTAIN

Legg Mason Small-Cap Quality Value ETF	☐	☐	☐

3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
	Note:	Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

⬛	xxxxxxxxxxxxxx	LMF1 31298	xxxxxxxxxxxxxx